                                                                    Exhibit 10.6

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                         SINGLE TENANT COMMERCIAL LEASE
                         ------------------------------

                                 By and Between
                          WESTBOROUGH LAND REALTY TRUST
                                    LANDLORD
                                       and

                                  APPLIX, INC.

                                     TENANT

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                THE SUBMISSION OF A DRAFT OF THIS LEASE DOES NOT
           CONSTITUTE AN OFFER AND NEITHER PARTY SHALL BE BOUND UNLESS
               AND UNTIL A FINAL LEASE IS EXECUTED AND DELIVERED.


                              LENARD B. ZIDE, ESQ.
                         ZIDE, FIERMAN & ASSOCIATES, LLP
                               352 NEWBURY STREET
                                BOSTON, MA 02115
                               ------------------
                    TEL: (617) 266-3333 / FAX: (617) 266-3391

APPLIX, INC.
LEASE AGREEMENT


                                TABLE OF CONTENTS

1 BASIC DATA.........................................................................................1
         1.2 Exhibits................................................................................3
         1.3 Additional Definitions..................................................................3
2 PREMISES...........................................................................................5
         2.1 Premises................................................................................5
         2.2 Condition of Premises...................................................................6
         2.3 Security................................................................................6
3 TERM/EXTENSION TERM................................................................................6
         3.1 Term....................................................................................6
         3.2 Extension Term..........................................................................6
4. BASE RENT.........................................................................................7
         4.1 Base Rent - Term........................................................................7
         4.2 Base Rent - Extension Term..............................................................7
         4.2 Late Payment of Rent....................................................................7
5. ADDITIONAL RENT...................................................................................8
         5.1 Taxes and Operating Expenses............................................................8
         5.2 Real Estate Taxes.......................................................................8
         5.3 Operating Expenses......................................................................8
         5.4 Tax and Expense Stop Increases..........................................................9
         5.5 Records.................................................................................9
6. UTILITIES AND SERVICES............................................................................10
         6.1 Utilities...............................................................................10
         6.2 Landlord Services.......................................................................10
         6.3 Personal Property.......................................................................11
7. USE OF PREMISES...................................................................................11
8. TENANT IMPROVEMENTS...............................................................................12
9. PROPERTY OF TENANT................................................................................13
10. MAINTENANCE, OPERATIONS AND REPAIRS..............................................................14
11. SIGNS/ADVERTISING................................................................................15
12. ASSIGNMENT.......................................................................................16
         12.1 Assignment of Lease....................................................................16
         12.2 Intracorporate Transfers...............................................................16
         12.3 Landlord's Option......................................................................17
13. SUBORDINATION....................................................................................17
14. LANDLORD'S ACCESS................................................................................18
15. INDEMNIFICATION..................................................................................18
         15.1 Indemnification........................................................................18
         15.2 Tenant Insurance.......................................................................18
         15.3 Tenant Property........................................................................18
         15.4 Waiver of Subrogation..................................................................19
16. CASUALTY.........................................................................................19
         16.1 Fire or Other Casualty.................................................................19
         16.2 Landlord's Obligation to Rebuild.......................................................19
         16.4 Tenant's Termination Right.............................................................19
         16.4 Rent Abatement.........................................................................20
         16.5 Definition of Substantial Damage.......................................................20
         16.6 Condemnation/eminent Domain............................................................20
17. DEFAULT..........................................................................................20
18. DAMAGES..........................................................................................21
         18.1 Damages................................................................................21
19. NOTICES..........................................................................................22
20. SURRENDER........................................................................................23
21. NO BROKER........................................................................................23


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


APPLIX, INC.
LEASE AGREEMENT

22. HAZARDOUS WASTE..................................................................................24
         22.1 Prohibitions...........................................................................24
         22.2 Indemnification........................................................................24
23. ESTOPPEL CERTIFICATE.............................................................................24
24. NOTICE OF LEASE..................................................................................24
25. SECURITY DEPOSIT.................................................................................25
         25.1 Security Deposit.......................................................................25
         25.2 Reduced Security Deposit...............................................................25
26. ADDITIONAL COVENANTS.............................................................................26
         26.1 Unlawful Trade.........................................................................26
         26.2 Landlord Liability.....................................................................26
         26.3 Landlord/tenant Representation.........................................................26
         26.4 Validity and Binding Affect............................................................26
         26.5 Construction...........................................................................26
         26.6 Period of Ownership....................................................................27
         26.7 Right to Self-help.....................................................................27
27. MISCELLANEOUS....................................................................................27
         27.1 Massachusetts Law......................................................................27
         27.2 Severability...........................................................................27
         27.3 Waiver.................................................................................27
         27.4 Successors and Assigns.................................................................27
         27.5 Integration............................................................................27
         27.6 Holdover...............................................................................27
         27.7 Usury..................................................................................28
         27.8 Landlord's Right to Maintain Pipes.....................................................28
         27.9 Peaceful Enjoyment.....................................................................28
         27.10 Assignment of Rents...................................................................28
         27.11 Landlord's Limited Guarantee..........................................................28
EXHIBIT A - PLAN OF THE PREMISES.....................................................................30
EXHIBIT B -WORK LETTER...............................................................................31
EXHIBIT C - CLERK'S CERTIFICATE......................................................................40
EXHIBIT D - CERTIFICATE OF GOOD STANDING.............................................................41
EXHIBIT E - COMMENCEMENT DATE MEMORANDUM.............................................................42
EXHIBIT F - RULES AND REGULATIONS....................................................................43
EXHIBIT G - TENANT'S ESTOPPEL CERTIFICATE............................................................44
EXHIBIT H - IRREVOCABLE LETTER OF CREDIT.............................................................45
EXHIBIT I - SNDA.....................................................................................47
EXHIBIT J - PARKING AND ACCESS PLAN..................................................................50

APPLIX, INC.
LEASE AGREEMENT

                          SINGLE TENANT LEASE AGREEMENT

                                 GREAT WAY PLACE
                           WESTBOROUGH, MASSACHUSETTS

     LESLIE CAREY, TRUSTEE, of the WESTBOROUGH LAND REALTY TRUST, u/d/t dated May 29, 1997, and recorded with the Worcester County Registry of Deeds Book 18882, Page 317 (hereinafter called "Landlord"), which expression shall include its successors and assigns where the context so admits, does hereby lease to APPLIX, INC., a Massachusetts Corporation with a principal place of business at 112 Turnpike Road, Westborough, MA 01581 (hereinafter called "Tenant"), which expression shall include its successors and assigns where the context so admits, and Tenant hereby leases from Landlord the following described premises.

                                   WITNESSETH:
                                   -----------

                                    ARTICLE 1

                                   BASIC DATA

     1.1 Basic Data. The following sets forth basic data hereinafter referred to in this lease, and, where applicable, constitute definitions of the terms hereinafter listed.

     (a)  THE TENANT:    APPLIX, INC.;

     (b)  PRESENT MAILING ADDRESS OF THE TENANT: 112 TURNPIKE ROAD, WESTBOROUGH,
                                                  MA 01581;

     (c)  THE TENANT'S TRADE NAME:      APPLIX

     (d)  PREMISES:      THE ENTIRETY OF THE BUILDING LOCATED AT 289-291
                         TURNPIKE ROAD, WESTBOROUGH, MA, CONSISTING OF
                         APPROXIMATELY 49,920+/- TOTAL RENTABLE SQUARE FEET AND
                         AS SHOWN ON THE PLAN ATTACHED HERETO AS EXHIBIT "A".
                         UPON COMPLETION OF THE FINAL PLANS (AS DEFINED IN THE
                         WORK LETTER) LANDLORD SHALL PROVIDED TENANT WITH A SET
                         OF "AS-BUILT" DRAWINGS SHOWING THE ACTUAL RENTABLE AREA
                         OF THE PREMISES;

     (e)  LEASE TERM:    TWELVE (12) YEARS;

     (f)  EXTENSION TERM:     ONE (1) OPTION TO EXTEND TERM FOR FIVE (5) YEARS;

     (g)  COMMENCEMENT DATE:  THE LATER OF (a) NOVEMBER 1, 2001 (THE "TARGET
                              COMMENCEMENT DATE"), OR (b) THE DATE UPON WHICH THE PREMISES ARE SUBSTANTIALLY COMPLETE. THE PREMISES SHALL BE DEEMED TO BE "SUBSTANTIALLY COMPLETE" ON THE LATER OF: (1) LANDLORD FILES OR CAUSES TO BE FILED WITH THE TOWN OF WESTBOROUGH AND DELIVERS TO TENANT AN ARCHITECT'S NOTICE OF SUBSTANTIAL COMPLETION, OR SIMILAR WRITTEN NOTICE THAT THE PREMISES ARE SUBSTANTIALLY COMPLETE; OR
                              (2) A CERTIFICATE OF OCCUPANCY (OR A REASONABLY SUBSTANTIAL EQUIVALENT SUCH AS A SIGNOFF FROM A BUILDING INSPECTOR OR A

APPLIX, INC.
LEASE AGREEMENT

                    TEMPORARY CERTIFICATE OF OCCUPANCY) IS ISSUED FOR THE PREMISES. TENANT MAY ENTER THE PREMISES PRIOR TO THE COMMENCEMENT DATE TO PREPARE THE PREMISES FOR OCCUPANCY, PROVIDED TENANT FIRST DELIVER TO LANDLORD PROOF OF THE REQUIRED INSURANCE AND PROVIDED FURTHER THAT TENANT SHALL BE RESPONSIBLE FOR ALL UTILITIES USED OR CONSUMED THEREIN; PROVIDED, HOWEVER, SHOULD TENANT COMMENCE BUSINESS OPERATIONS IN THE PREMISES DURING THIS PERIOD, THE COMMENCEMENT DATE SHALL BE DEEMED TO OCCUR ON SUCH DATE;

     (h)  RENT COMMENCEMENT DATE:  THE COMMENCEMENT DATE;

     (i)  EXPIRATION DATE:    11:59 P.M. ON THE LAST DAY OF THE TWELFTH (12TH)
                              FULL YEAR AFTER THE COMMENCEMENT DATE;

     (j)  (i)  BASE RENT: TERM:

----------------------------------------------------
   MONTHS      SQ. FEET    RATE         TOTAL
----------------------------------------------------
    1-60        49,920    $28.00    $1,397,760.00
----------------------------------------------------
   61-120       49,920    $30.00    $1,497,600.00
----------------------------------------------------
  121-144       49,920    $32.00    $1,597,440.00
----------------------------------------------------

          (ii) BASE RENT: EXTENSION TERM:    FAIR MARKET RENT;

     (k) REAL ESTATE TAXES/ OPERATING EXPENSES/INSURANCE: TENANT'S BASE RENT INCLUDES A MINIMUM $6.00 PER RENTABLE SQUARE FOOT CHARGE FOR REAL ESTATE TAXES, OPERATING EXPENSES AND INSURANCE (AS DEFINED IN SS.5 HEREINBELOW). COMMENCING ON THE FIRST ANNIVERSARY OF THE COMMENCEMENT DATE AND FOR EACH AND EVERY LEASE-YEAR THEREAFTER DURING THE TERM OF THE LEASE, TENANT SHALL BE SOLELY RESPONSIBLE FOR ANY AND ALL INCREASES OVER THE INITIAL TAX AND EXPENSE STOP (AS DEFINED IN SS.5.1 HEREINBELOW);

     (l)  USE/RESTRICTION: FOR OFFICE, RESEARCH AND DEVELOPMENT USE AND FOR ALL
                           USES DIRECTLY RELATED THERETO, AND FOR NO OTHER PURPOSE;

     (m)  SECURITY DEPOSIT: IRREVOCABLE LETTER OF CREDIT ("LC") IN THE AMOUNT OF
                            ONE MILLION FIFTY THOUSAND ($1,050,000.00) DOLLARS SUBJECT TOSS.25 HEREINBELOW;

     (n)  GUARANTOR OF THE TENANT'S OBLIGATIONS:  N/A;

     (o)  COMMERCIAL GENERAL LIABILITY INSURANCE: BODILY INJURY:   $5,000,000.00
                                                  PROPERTY DAMAGE: $5,000,000.00

APPLIX, INC.
LEASE AGREEMENT

     (p)  NOTICES:  LANDLORD:      WESTBOROUGH LAND REALTY TRUST
                                   C/O NEW ENGLAND MANAGEMENT AND REALTY
                                   259 TURNPIKE ROAD
                                   SOUTHBOROUGH, MA  01772
                                   ATTENTION: ALLEN HIGHT
                                   TEL: 508-485-3999
                                   FAX: 508-485-7111

                    TENANT:        (a) BEFORE THE COMMENCEMENT DATE:
                                   APPLIX, INC.
                                   112 TURNPIKE ROAD
                                   WESTBOROUGH, MA  01581
                                   ATTENTION: EDWARD TERINO, CFO
                                   TEL: 508-870-0300
                                   FAX: 508-616-0608

                                   (b) AFTER THE COMMENCEMENT DATE:
                                   AT THE PREMISES

     1.2. EXHIBITS. The exhibits listed below in this section are incorporated in this Lease by reference and are to be construed as part of this Lease:

     EXHIBIT A - PLAN OF THE PREMISES
     EXHIBIT B - WORK LETTER
     EXHIBIT C - CLERK CERTIFICATE
     EXHIBIT D - CERTIFICATE OF GOOD STANDING
     EXHIBIT E - COMMENCEMENT DATE MEMORANDUM
     EXHIBIT F - RULES AND REGULATIONS
     EXHIBIT G - TENANT'S ESTOPPEL LETTER
     EXHIBIT H - IRREVOCABLE LETTER OF CREDIT
     EXHIBIT I - SUBORDINATION NONDISTURBANCE AND ATTORNMENT AGREEMENT EXHIBIT J - PARKING AND ACCESS PLAN

     1.3 ADDITIONAL DEFINITIONS.

     ADDITIONAL RENT. All sums and other charges (other than Base Rent) either due from Tenant to Landlord hereunder or incurred by Landlord as the result of a Default.

     ADDITIONAL SERVICES. Services provided to Tenant or in respect of the Premises which are not described in ss.6.2 hereto.

     ADJUSTED OPERATING EXPENSE BASE RATE. The amount determined by multiplying the Operating Expense Base Rate by the Adjustment Factor.

     ADJUSTMENT FACTOR. With respect to the First Calendar Year and the Last Calendar Year, the percentage computed by dividing (i) the number of days of each respective period falling within the Lease Term by (ii) 365.

     AFFILIATE: Any Person who directly or indirectly controls or is controlled by or is under direct or indirect common control with another Person, including, without limitation, any Person with whom a Person is merged or consolidated, or who purchases all or substantially all of the assets of a Person.

APPLIX, INC.
LEASE AGREEMENT

"Control" means the power to direct the management and policies of such Person, directly or indirectly, through the exercise of voting rights, by contract, or otherwise.

     ALTERATIONS. Except as set forth below, any and all alterations, additions, improvements and/or renovations to the Building or other improvements located on the Land made or desired to be made by Tenant or required hereunder to be made by Tenant, whether in preparation for the initial occupancy of the Building by Tenant or at any time thereafter during the Lease Term.

     APPLICABLE LAW REQUIREMENTS. All statutes, codes, and ordinances (and all rules and regulations thereunder), all executive orders and other administrative orders, judgments, decrees, injunctions and other judicial orders of or by any Governmental Authority which may at any time be applicable to parts or appurtenances of the Premises, or to any condition or use thereof, and the provisions of all Authorizations.

     AUTHORIZATIONS. All approvals, licenses, permits, franchises, and other consents issued by Governmental Authorities pursuant to Legal Requirements which are or may be required for either (a) the use and occupancy of the Premises for the conduct or continuation of a Permitted Use therein or (b) the construction or installation of any Alterations.

     BUILDING SYSTEMS. The plumbing, heating, ventilating, air conditioning, elevators, mechanical, electrical and fire protection systems, installations and facilities of the Premises.

     BUSINESS DAY. A day which is not a Saturday after 1:00 P.M., Sunday or other day on which either the New York Stock Exchange or banks in Westborough, Massachusetts are closed.

     DEFAULT. Any event or condition specified in Article 17 hereof so long as any applicable requirement for the giving of notice or lapse of time, or both, have not been fulfilled or expired.

     EVENT OF DEFAULT. Any event or condition specified in Article 17 hereof (if all applicable periods for both the giving of notice and lapse of time have been fulfilled).

     EXPIRATION DATE. 11:59 P.M. on the last day of the one hundred forty fourth (144th) month after the Commencement Date.

     FORCE MAJEURE. The occurrence of any event which is beyond the reasonable control of Landlord or Tenant, PROVIDED, HOWEVER, Tenant's timely payment of Base Rent, Additional Rent or any other monetary obligation under this Lease, shall never be excused hereunder, including, without limitation, the inability to obtain building permits or other approvals from Governmental Authorities on a timely basis, unavailability of building materials, strikes and labor disruptions, unusual weather conditions, Act of God, Acts of War, building moratoriums, sewer moratoriums, earthquake, fire, flood or other natural disaster.

     GOVERNMENTAL AUTHORITY. United States of America, the Commonwealth of Massachusetts, the Town of Westborough, County of Worcester, and any political or quasi-public subdivision thereof and any agency, authority, department, commission, board, bureau or instrumentality of any of them.

     HAZARDOUS MATERIALS. Any chemical, substance, waste, material, gas or emission which is deemed hazardous, toxic, a pollutant, or a contaminant under any statute, ordinance, by-law, rule, regulation, executive order or other administrative order, judgment, decree, injunction or other judicial order of or by any Governmental Authority, now or hereafter in effect, relating to pollution or protection of human health or the environment. By way of illustration and not limitation, "Hazardous Materials" includes asbestos, radioactive materials, and "oil," "hazardous materials," "hazardous waste," "hazardous substance" and "toxic material" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 ET SEQ., as amended, and the Toxic Substances Control Act, 15 U.S.C. Section

APPLIX, INC.
LEASE AGREEMENT

2601 ET SEQ., as amended, the regulations promulgated thereunder, and Massachusetts General Laws, Chapter 21C and Chapter 21E and the regulations promulgated thereunder.

     INSURANCE REQUIREMENTS. All terms of any policy of insurance maintained by Tenant and applicable to (or affecting any condition, operation, use or occupancy of), the Premises or any part or parts thereof, and all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions).

     LEASE TERMINATION DATE. The earlier to occur of (1) the stated Expiration Date, (2) the termination of this Lease by Landlord as a result of an Event of Default, (3) the termination of this Lease pursuant to Article 16 (Casualty) hereof.

     LEASE YEAR. The period of time commencing on the Commencement Date and ending on the day preceding the first (1st) anniversary of the Commencement Date, and each one (1) year period thereafter throughout the Lease Term.

     OPERATING COST STATEMENT. A statement in writing signed by Landlord, setting forth the amounts payable by Tenant for a specified computation year pursuant to ss.ss.5.3 and 5.4 below.

     PERSON. Any person or entity, including without limitation, an individual, a corporation, a company, a voluntary association, a partnership, a trust, or an unincorporated organization.

     PRIME RATE. A rate of interest equal to the so-called "Prime Rate" announced by the Wall Street Journal.

     REAL ESTATE TAX STATEMENT. A statement in writing signed by Landlord, setting forth the amounts payable by Tenant for a specified computation period pursuant to ss.5.2 below.

     SUBSTANTIAL COMPLETION. The completion of Landlord's work (not including punch-list items) in such fashion as to enable Tenant to take possession of the Premises and use the same for the permitted uses in the normal course and in compliance with all laws.

     TAX YEAR. The tax year of the Town of Westborough commencing on July 1st and ending on the following June 30th, subject to modification in the event of a change in the tax year.

     TIME IS OF THE ESSENCE. It is agreed that time is of the essence of this lease.

                                    ARTICLE 2

                                    PREMISES

     2.1 PREMISES. Landlord hereby leases to Tenant the Building and that portion of the Land (or all thereof if the Building constitutes the material improvement thereon) upon which the Building is situated and as defined in ss.1.1(d) (hereinafter collectively referred to as the "PREMISES") as shown on EXHIBIT A attached hereto.

     Landlord reserves the right from time to time, with reasonable prior written or oral notice, without unreasonable interference or disruption of Tenant's use, and for the benefit of Landlord: (a) to install, use, maintain, repair, replace and relocate (in the case of relocation, with Tenant's prior reasonable consent, which consent shall neither be unreasonably withheld, conditioned or delayed) for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or Building; and (b) to alter or relocate any other common facility.

APPLIX, INC.
LEASE AGREEMENT

     2.2 CONDITION OF PREMISES. Notwithstanding anything to the contrary contained in this lease, by taking possession of the Premises, Tenant will be deemed to have fully examined the Premises, be aware of the existing condition of the Premises and will have determined that the Premises are acceptable for Tenant's use, and, Tenant acknowledges that, except as set forth in the Work Letter, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. By taking possession of the Premises, Tenant accepts the Premises "AS-IS" and waives all claims of defect in the Premises, except as set forth in the Work Letter, except for punch list items and defects in materials or workmanship or substantial deviations from the approved plans claimed by Tenant within one (1) year after the Commencement Date, which Landlord shall be responsible to remedy at its expense (not as an operating expense) except in the event such damage or defect is caused by the negligent acts or omissions of Tenant.

     2.3 SECURITY. Tenant acknowledges that, in all events, Tenant is responsible for providing security to its own Premises and personnel, and Tenant shall indemnify and defend with counsel reasonably acceptable to Landlord, PROVIDED, HOWEVER, the selection of such counsel shall require Landlord's written reasonable consent, and save Landlord harmless from any claim for injury to person or damage to property asserted by any of the personnel and employees, guests, invitees or agents of Tenant which is suffered or occurs in or about the Premise or in or about the Building and parking area of which the Premises are a part by reason of the act of an intruder or any other person in or about the Premises or the Building of which the same are a part, except for Landlord's gross negligence and willful misconduct. Tenant's indemnity shall not extend to invitees of Landlord or other tenants of Landlord whom Landlord has granted access to the Building.

                                    ARTICLE 3

                               TERM/EXTENSION TERM

     3.1 TERM. The term of this Lease shall commence on the Commencement Date and run according to the time period set forth in ss.1.1(e) above (the "Term"). Tenant shall execute an estoppel letter simultaneously in the form attached hereto, identifying, among other items, the Commencement date and the Expiration Date of this Lease.

     3.2 EXTENSION TERM. Provided that Tenant is not in Default of any term of this Lease beyond applicable notice periods and periods of grace either at the time of exercise of the option hereinafter set forth or thereafter at any time prior to the expiration of the Term of this Lease, Tenant shall have the option, exercisable by written notice to Landlord to such effect given not later than twelve (12) months nor longer than eighteen (18) months prior to the expiration of the Term hereof, to extend the term of this Lease for the time period set forth in ss.1.1(f) above upon all of the terms and conditions contained herein (the "Extension Term"), except that the base rent payable during such extensions shall be at the rate set forth in Article 4.2.

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APPLIX, INC.
LEASE AGREEMENT

                                   ARTICLE 4.

                                      RENT

     4.1 BASE RENT - TERM. Tenant shall pay without notice, demand or offset to Landlord annual fixed rent (the "Base Rent"), monthly in advance on the first day of each calendar month of the Term, commencing on the Rent Commencement Date at the rate set forth in ss.1.1(j)(i), and proportionally at such rate for any partial month.

     4.2 BASE RENT - EXTENSION TERM. If Tenant exercises its option to extend the term of this Lease as above provided, Tenant covenants to pay to Landlord during the first year of the Extension Term of this Lease (year 13), Base Rent equal to the "Fair Market Rent" for the Premises. Tenant shall pay such Extension Term Base Rent without notice, demand or offset to Landlord monthly in advance on the first day of each calendar month of the Extension Term. Landlord shall notify Tenant as to the Fair Market Rent for the Extension Term of this Lease within fifteen (15) days after Landlord's receipt of Tenant's notice exercising its option to extend. In the event Tenant disputes the Fair Market Rent as established by Landlord, Tenant shall notify Landlord of its objection to said amount within fifteen (15) days after the receipt of Landlord's notice together with the name of one real estate broker. The parties shall then have an additional fifteen (15) day period in which to reach agreement on the Fair Market Rent for the Premises (the "Negotiation Period"). If Landlord and Tenant reach agreement on the Fair Market Rent during Negotiation Period, the agreed Fair Market Rent shall become the Base Rent for the Extension Term.

     If Landlord and Tenant are unable to agree on the Fair Market Rent during the Negotiation Period, the Fair Market Rent shall be decided by two (2) real estate brokers, one (1) selected by Landlord and the real estate broker already selected by Tenant. The Fair Market Rent for the Premises shall be determined as of the effective date of the Extension Term for comparable space in buildings similar to the Building on Worcester Road in the town of Westborough giving recognition to (i) any brokerage commissions actually paid; (ii) any tenant improvements contributed by the landlord; and (iii) the then current condition of the Premises.

     If the two (2) real estate brokers do not reach a decision within twenty
(20) days after the end of the Negotiation Period, they shall select a third real estate broker. The three (3) real estate brokers shall render their decision within twenty (20) days following the selection of the third real estate broker and shall notify Landlord and Tenant thereof. Each real estate broker shall have at least ten (10) years experience in the leasing of commercial property in the Westborough/Metro West section of the Commonwealth. The unanimous written decision of the two (2) first chosen (without selection and participation of a third real estate broker), or otherwise the written decision of a majority of the three (3) real estate brokers chosen as herein provided shall be conclusive and binding upon Landlord and Tenant. If no two (2) real estate brokers are able to agree upon Base Rent, the decision of the third
(3rd) real estate broker shall control. Landlord and Tenant shall divide equally all costs of the third real estate broker (which shall be determined and accepted prior to commencing the appraisal) and each party shall pay the expenses of the real estate broker selected by it.

     If any real estate broker is not appointed as provided herein, either party may request that such real estate broker be appointed by the President of the Greater Boston Real Estate Board.

     4.2 LATE PAYMENT OF RENT. Any installment of Base Rent or Additional Rent paid more than five (5) business days after the same was due shall accrue interest on the past due amount at the rate specified in Article 18, from the date the same was due until the date paid.

APPLIX, INC.
LEASE AGREEMENT

                                   ARTICLE 5.

                                 ADDITIONAL RENT

     5.1 TAXES AND OPERATING EXPENSES. Tenant's Base Rent includes a $6.00 per square foot charge for Real Estate Taxes (as defined in ss.5.2), and Operating Expenses and Insurance (as defined in ss.5.3) (the "Tax and Expense Stop"). In the event Tenant's first lease-year Tax and Expense Stop is determined to be greater than $6.00 per rentable square foot, Tenant's Tax and Expense Stop shall become the greater of such amounts (but never less than $6.00). By way of example, if Landlord's audit reveals that the actual first year stop for Real Estate Taxes, Operating Expenses and Insurance was $11.00 per square foot, the Tax and Expenses Stop would be redefined to be $11.00.

     5.2 REAL ESTATE TAXES. "Real Estate Taxes" shall mean all taxes, assessments and betterments levied, assessed or imposed by any governmental authority upon or against the Property or Building or payments in lieu thereof, including reasonable expenses, which shall include without limitation, reasonable fees of attorneys, appraisers and other consultants incurred in connection with any efforts to obtain abatements or reductions or to assure maintenance of Landlord's taxes for any tax fiscal year wholly or partially included in the Term. If, at any time during the Term of this Lease, any tax or excise on rents or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property or Building, or payments in lieu thereof, such tax or excise on rents shall be included in Taxes; however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes assessed to Landlord. Tenant shall have the right, at its sole cost and expense, to contest the amount of Real Estate Taxes levied or assessed against the Premises or the validity thereof by appropriate legal proceedings or in such other manner as it shall deem reasonably suitable, and Landlord shall join in such contest, protest or proceeding, but at Tenant's sole cost and expense. Any refund obtained by Tenant shall be paid to Landlord; PROVIDED, HOWEVER, in the event Tenant's then current charges for Real Estate Taxes and Operating Costs (as defined in ss.5.3 below) exceed the actual first lease-year Tax and Expense Stop (as defined in ss.5.4 below), to the extent actually received by Landlord from the taxing authorities, such tax refund shall be applied by Landlord against such increase (but never below the Base Year
Rate).

     5.3 OPERATING EXPENSES. "Operating Costs" shall mean all commercially reasonable costs incurred and expenditures paid by the Landlord in the operation and management, maintaining and repair of the Building, common areas, and the land on which the Building is situated (hereinafter collectively called the Property). Operating Costs include, without limitation, costs of security, janitorial service, (including costs of materials and equipment); utilities and other costs related to the provision of heat, electricity and air conditioning; maintenance and repairs to the Property (including without limitation snow removal, landscaping, paving, striping, repair of heating and air conditioning equipment, elevators and other Building components); payments under all service contracts relating to the operation and maintenance of the Property; management fees at comparable rates (currently 5%); wages, salaries, benefits, payroll taxes and unemployment compensation insurance for employees of Landlord or any contractor of Landlord engaged in the cleaning, operation, maintenance or security of the Property; insurance relating to the Property; legal fees related to the operation of the Property; auditing expenses, payments other than taxes (as hereinafter defined) to the Town of Westborough (including, but not limited to, water and sewer use charges, fire service fees and other user fees), supplies and all other expenses customarily incurred in connection with the operation of first class office buildings. If Landlord, in its reasonable judgment, and with the prior consent of Tenant, which consent shall neither be unreasonably withheld, conditioned or delayed) (except if such replacement is required by law or Building safety in which case Tenant's consent shall not be required), installs a new or more efficient replacement item which constitutes a capital expense, the cost of such item, including interest thereon, shall be included as an Operating Cost amortized in accordance with generally accepted accounting principles.


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         Notwithstanding anything to the contrary set forth in the Lease,
Operating Costs shall not include the following:

     (i)    Any ground or underlying lease rental;

     (ii) Bad debt expenses and interest, principal, points and fees on debts or amortization on any mortgage or other debt instrument encumbering the Building or the Land;

     (iii) Costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed;

     (iv) Advertising and promotional expenditures, and costs of acquisition of signs in or on the Building identifying the owner of the Building or other tenants, except for directional signs;

     (v) Marketing costs, including leasing commissions, attorneys' fees (in connection with the negotiation and preparation of letters, deal memos, letters of intent or leases), space planning costs, and other costs and expenses incurred in connection with lease negotiations and transactions with prospective tenants or other occupants of the Building;

     (vi) Rent for any office space occupied by Building management personnel to the extent the size or rental rate for such office space exceeds the size or fair market rental value of office space occupied by management personnel of comparable buildings in the vicinity of the Building;

     (vii) Landlord's general corporate overhead and general and administrative expenses not directly associated with the Premises;

     (viii) Costs incurred in connection with upgrading the Building to comply with laws, rules, regulations and codes in effect prior to the Term Commencement Date;

     (ix) Costs arising from the negligence or willful misconduct of Landlord or other tenants or occupants of the Building or their respective agents, employees, licensees, vendors, contractors or providers of materials or services;

     (x) Costs arising from Landlord's charitable or political contributions in excess of $1,000.00;

     (xi) Costs arising from latent defects or repair thereof after the first lease-year; and

     (xii)  Costs for sculpture, paintings or other objects of art;

     5.4 TAX AND EXPENSE STOP INCREASES. Commencing on the first anniversary of the Commencement Date and for each and every lease-year thereafter during the Term of the Lease as it may be extended from time to time, Tenant shall be solely responsible for any and all increases in the Tax and Expense Stop over the first lease-year's stop (the "Base Year Rate"). In the event Landlord notifies Tenant of a Tax and Expense Stop Increase, Landlord shall provide Tenant with an Operating Expense Statement which shall enumerate all real estate taxes and operating expenses for the Premises and Building for the lease-year in which the stop increases and compare it to the actual taxes and operating expenses comprising the Base Year Rate. Tenant shall remit such increase to Landlord within thirty (30) days after receipt of Landlord's notice;

     5.5 RECORDS. Tenant shall have six (6) months after receipt of a Tax and Expenses Stop Increase notice from Landlord to notify Landlord that Tenant intends to cause such statement to be reviewed. After receipt of such notice, and so long as Tenant is not in Default (after the expiration of applicable grace periods) hereunder, Landlord shall make such statement, and the supporting books, records, and other documentation therefore, available to Tenant or Tenant's representative for inspection at


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the location in the greater Westborough area where Landlord maintains such records upon normal business hours and upon seven (7) days advance notice. Tenant shall provide Landlord with a copy of the report issued in connection with such inspection. In the event Tenant does not give Landlord notice within such six (6) month period, Landlord's statement shall be deemed to be accepted by Tenant without dispute and Tenant's rights to inspect Landlord's records with respect to such statement shall be waived. The right to inspect pursuant to this section 5.4 shall not extend to any subtenants or assignees of the original Tenant hereunder. In the event Tenant's audit reveals an underpayment on the part of Tenant, Tenant shall immediately remit to Landlord the amount of such underpayment. In the event Tenant's audit reveals an overpayment on the part of Tenant, provided Tenant is not then in Default beyond applicable periods of grace, Landlord shall apply such overpayment to Tenant's next due installment of additional rent, or if the Term has expired and Tenant is not in Default hereunder, shall be refunded within sixty (60) days thereof. In the event Tenant's audit reveals that Landlord's records have overstated Operating Expenses by seven and one half (7 1/2%) percent or more, Landlord agrees to pay Tenant's reasonable cost of the audit.

                                   ARTICLE 6.

                             UTILITIES AND SERVICES

     6.1 UTILITIES. The Premises shall be separately metered by Landlord, at Landlord's expense, for electricity and Tenant shall pay directly to the utility company providing such service all charges for electricity used or consumed in the Premises, such payments to be made prior to the same becoming over due. Tenant shall make separate arrangements for telephone and other communication utilities used or consumed by Tenant in the Premises, and shall pay directly to the utility company providing the same before charges therefor become over due. All other utilities to be provided by Landlord as part of the Tax and Expense Stop.

     6.2 LANDLORD SERVICES. Landlord shall provide as part of the Tax and Expense Stop:

         A. Replacement of fluorescent tubes, starters and ballasts in overhead parabolic light fixtures as needed;

         B. Hot and cold water for lavatory, drinking, shower and cafeteria purposes;

         C. Toilet supplies including soap, paper or cloth towels, and toilet tissue for lavatories.

         D. Janitor services in accordance with the following schedule and to be accomplished unless otherwise indicated, five nights per week after Tenant's normal working hours:

         ENTRANCE DOORS:   Entrance glass will be cleaned five times per week;
         ENTRANCE FLOOR:   Entrance floor will be polished five times per week;
         BROADLOOM:        All carpeted, areas will be vacuumed three times per
                           week. Broadloom will be shampooed upon request, at an
                           additional cost to Tenant;
         WASTEPAPER
         CONTAINERS:       Wastepaper containers will be emptied five times per
                           week; plastic liner bags will be provided for wastepaper containers; liners will be changed once a week;

         WATER FOUNTAINS:  All water fountains will be sanitized and polished five times per week;
         WASHROOMS:        Washrooms will be cleaned and serviced five times per
                           week. This will include refilling all paper towel, toilet tissue, and soap dispensers, cleaning all towel and trash containers, cleaning and polishing all


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                           stainless steel fixtures, cleaning toilets, washing
                           and sanitizing all wash basins and shelves, cleaning
                           and polishing all mirrors, removing all
                           disfigurations such as ink marks, drawings, etc. from
                           all partitions and walls, damp mopping of floors;
         SCUFF MARKS:      All scuff marks will be removed five times per week
                           from all scuff plates on doors;
         TILE FLOORS:      All floors will be swept five times per week. All
                           corridors and office floors will be polished five
                           times per week. Floors will be stripped upon request,
                           at an additional cost to Tenant;
         CAFETERIA:        Table and counters will be cleaned five times per
                           week.

         E. Proper care of grounds surrounding the Building, including care of lawns and shrubs and including removal of litter.

         F. Maintaining and cleaning the sidewalks and parking areas in front of and around the Building including snow removal;

         G. Providing of adequate lighting for the parking areas servicing the Building;

         H. Exterior windows will be washed annually as a common area expense;

         I. Heat pump, HVAC will be provided to Tenant Monday through Friday 7:00 A.M. through 7:00 P.M., and Saturday, 8:00 A.M. to 1:00 P.M. All of Tenants secondary HVAC systems and any special interior HVAC requirements shall be at Tenant's sole expense.

     6.3 PERSONAL PROPERTY. Tenant shall pay, directly to the authority responsible for collecting the same and prior to the same becoming over due, all taxes imposed upon its personal property located in or upon the Premises during the term of this Lease.

                                   ARTICLE 7.

                                 USE OF PREMISES

     7. USE OF PREMISES. The Premises shall be used only for the Permitted Uses set forth in ss.1.1(l) and for no other uses. At the Commencement Date the Premises shall be in compliance with, and Tenant's use of the Premises shall be in compliance with and subject to all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Premises or the Building or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 USC 12111 ET SEQ. (the "ADA") as the same may be amended from time to time, all Environmental Laws (as defined hereinbelow) ("APPLICABLE LAWS"). If Tenant makes alterations to the Premises, Tenant, at Tenant's sole cost and expense, shall comply with all Applicable Laws, which compliance obligation shall include the alteration of the Premises and/or any interior improvements or fixtures in order to comply with such Applicable Laws. Tenant shall be responsible for obtaining any permit, business license, or other permits or licenses required by any governmental agency permitting Tenant's use or occupancy of the Premises. Tenant shall comply with the rules and regulations attached hereto as EXHIBIT D, together with such additional rules and regulations as Landlord may from time to time prescribe. Notwithstanding the foregoing or any other provision of this Lease, however, Tenant shall not be responsible for compliance with any such laws, regulations, or the like requiring (i) structural repairs or modifications or (ii) repairs or modifications to the utility or building service equipment or (iii) installation of new building service


                                      -11-
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APPLIX, INC.
LEASE AGREEMENT

equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations shall have been installed by Tenant or be due to Tenant's particular manner of use of the Premises (as opposed to office use generally).

                                   ARTICLE 8.

                               TENANT IMPROVEMENTS

     8. TENANT'S IMPROVEMENTS. Aside from those improvements governed by the Work Letter, Tenant shall not make any alterations or additions to the Premises without first having obtained Landlord's express written consent thereto, which consent may be withheld by Landlord in its sole and absolute discretion with respect to structural alterations and structural additions, or alterations or additions which might adversely affect the Building Systems, but Landlord's written consent shall not be unreasonably withheld with respect to additions in the nature of decorations. Without limitation, Landlord shall not be deemed unreasonable for withholding approval of any alterations or additions which would require unusual expense to readapt the Premises to normal office use upon termination of this Lease. At Landlord's election made at the time of plan approval, as a condition to the granting of its consent to any alterations or additions, Landlord may require that Tenant remove at the expiration or earlier termination of this Lease any or all such alterations which would require unusual expense to readapt the Premises for normal office use upon the termination of this Lease, at Tenant's sole cost and expense and restore the Premises to their condition existing prior to such alterations or additions. All such allowed alterations and additions shall be performed in such a manner as to maintain harmonious labor relations, in a good and workman-like manner by contractors reasonably approved by Landlord, at Tenant's sole cost and expense and except for work done by or through Landlord, Tenant before its work is started shall secure all licenses and permits necessary therefor (with copies of such licenses and permits delivered to Landlord), including a Certificate of Occupancy after completion; deliver to Landlord a good-faith estimate of the cost of all labor and material to be furnished by the approved contractors; and cause each contractor, including Tenant if Tenant intends to perform its own work, to carry workmen's compensation insurance in statutory amounts covering all the contractor's and subcontractor's employees and comprehensive public liability insurance with such limits as Landlord may reasonably require, but in no event less than $2,000,000.00, and property damage insurance with limits of not less than $2,000,000.00 during the performance of Tenant's work, copies of any such insurance policies will be provided to Landlord and any mortgagee of Landlord, naming Landlord and any mortgagees of Landlord as additional insureds under such coverage (all such insurance to be written in companies reasonably approved by Landlord and insuring Landlord and Tenant as well as the contractors); however, such requirements shall not effect Tenant's insurance obligations hereunder. All work of Tenant's contractors shall be in accordance with and shall comply with any and all applicable federal, state, regional, county, municipal and other laws and regulations, including without limitation, the ADA. Tenant covenants that its contractor will pay for all labor and materials utilized in the performance of this work, will keep the Building free of liens, and, prior to the commencement of any work, to the extent allowable by law, shall deliver to Landlord, in recordable form, executed lien waivers from all such contractors, subcontractors, and materialmen. All work done by Tenant, its agents, employees or independent contractors shall be done in compliance with all Legal Requirements and Insurance Requirements, and shall be consistent with the quality, character and aesthetics of the Building. Landlord may inspect such work at any time or times. In the event Tenant wishes to commence its work in the Premises prior to the completion of Landlord's work under the Work Letter, Tenant hereby acknowledges and agrees that it shall: (i) deliver evidence of the required insurance to Landlord; (ii) deliver the name of its pre-approved general contractor to Landlord; (iii) not interfere with Landlord's work in the Premises; (iv) report and at all times be subordinate to Landlord's general contractor while on the Premises; and (v) indemnify and hold Landlord harmless for any and all delays, loss, cost or damage caused directly or indirectly by Tenant's commencing such work in the Premises.

                                   ARTICLE 9.


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                               PROPERTY OF TENANT

     9. PROPERTY OF TENANT. Subject to the provisions of this Section, Tenant may place fixtures, machines, and the like (Tenant's Property) in the Premises. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Machines and mechanical equipment and Tenant's other personal property shall be placed and maintained by Tenant, at its expense, in settings sufficient to absorb and suppress vibration and noise such that the levels of vibration and noise shall not exceed the legal limit and without overloading the electrical service available to the Premises. Tenant covenants and agrees that all Tenant's Property of every kind, nature and description which may be in or upon the Premises or Building, in the public corridors, or on the sidewalks, area ways and approaches adjacent thereto, during the Term hereof, and any movement of Tenant's Property, shall be at the sole risk and hazard of Tenant and Tenant hereby indemnifies and agrees to save Landlord harmless from and against any liability, loss, injury, claim or suit resulting directly or indirectly therefrom, excluding Landlord's negligent acts or willful misconduct. Tenant shall not commit waste, subject the Premises or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would disturb, obstruct or endanger any other tenants of the Building, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right to use for its employees and invitees, the parking areas on the Premises as shown in the Parking and Access Plan attached hereto as Exhibit "J". Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Building with, or Landlord's failure to enforce, any of the rules or regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted.

     At the end of the Term of this Lease, as it may be extended from time to time, Tenant shall remove all of its personal property and trade fixtures, and, as provided in ss.8 above, Tenant shall remove any or all of its improvements. If Landlord has so directed Tenant to remove the improvements, Landlord shall not require removal of pipes, wires, ducts and the like from walls, ceilings or floors provided, that Tenant properly cuts, caps and disconnects such pipes and wires and seals them off in a safe and lawful manner flush with the applicable wall, floor or ceiling and redecorates the area consistent with the remainder of the Premises. Tenant shall maintain the Premises in a first class manner during the Term of the Lease and shall be responsible for any and all damage to the Premises, the fixtures, appurtenances and equipment of Landlord or the Building caused by the installation, malfunction or removal of Tenant's Property as defined in this Article 9.


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                                   ARTICLE 10.

                       MAINTENANCE, OPERATIONS AND REPAIRS

     10. MAINTENANCE OF PREMISES. (a) LANDLORD. Landlord shall, at its sole cost and expense, and subject to the following limitations, repair and maintain the structural portions of the Building, including the roof, foundation, floor slab and load-bearing portions of walls (excluding wall coverings, painting, glass and doors) except for any repair or replacement occasioned by any willful or negligent omission or act of Tenant, its servants, agents, customers, contractors, employees or licensees. After the first Lease-Year, Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord.

     (b) TENANT. Landlord, as part of Tenant's Operating Expense Stop, shall keep and maintain the Premises (interior and exterior) in good repair and in a clean and safe condition, in good order, condition and repair, including, without limitation, the roof membrane (except to the extent that the need for such repair is caused solely by Landlord installing third-party telecommunications equipment or other third-party equipment on the roof), all floors, subfloors and floor coverings, walls and wall coverings, mechanical, electrical, and plumbing systems, appliances and devices using or containing refrigerants, doors, windows, glass, plate glass, ceilings, skylights, lighting systems, parking lots, driveways, parking areas, loading dock areas and doors, fences, and truck aprons, gutters and downspouts, landscaping and any signage. Tenant's obligation to pay for repair and maintenance shall include, but not be limited to, the obligation to maintain and repair the parking area which is a part of the Premises, which shall include, but not be limited to, slurrycoating the parking area as needed but in all events every thirty (30) months; parking area and driveway sweeping and repaving; and responsibility for exterior painting which shall be done for the Building as needed but in all events every sixty (60) months.

     (c) LANDLORD'S FAILURE TO PERFORM. In the event Landlord fails to commence the repair of the Premises as required under this Lease ("Landlord Repair Obligations") and such failure to commence such repair(s) continues at the end of thirty (30) days following Landlord's receipt of written notice from Tenant stating with particularity the nature of such failure, Tenant shall simultaneously give Landlord and Landlord's mortgagee written notice specifying such default and containing the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly given to Landlord) "YOUR FAILURE TO COMMENCE THE CURE OF LANDLORD'S REPAIR OBLIGATIONS SET FORTH IN THIS NOTICE WITHIN TEN (10) BUSINESS DAYS SHALL ENTITLE THE UNDERSIGNED TO CURE SUCH DEFAULT AT LANDLORD'S EXPENSE WITHOUT FURTHER NOTICE" or shall contain substantially the same text. Landlord shall thereupon have ten
(10) business days in which to commence to cure the applicable Landlord Repair Obligation. In addition, Landlord's mortgagee shall have the right (but not the obligation) to cure or remedy Landlord's Repair Obligations during the period that is permitted to Landlord hereunder, plus an additional period of fifteen
(15) days, and Tenant will accept such curative or remedial action taken by Landlord's mortgagee with the same effect as if such action had been taken by Landlord. In the event Tenant undertakes a Landlord Repair Obligation, Tenant shall use its commercially reasonable efforts to use those contractors used by Landlord in the construction of the Building for the applicable required work unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified and licensed contractor which normally and regularly performs similar work on commercial buildings. If Landlord does not deliver a detailed written objection to Tenant within fifteen (15) days after receipt of an invoice by Tenant of its costs of taking action which Tenant claims should have been taken by Landlord (the "Tenant Invoice"), and if such Tenant Invoice sets forth a reasonably particularized breakdown of its costs and expenses in connection with undertaking such Landlord Repair Obligation, then Tenant shall be entitled to reimbursement from Landlord for the amount set forth in such Tenant Invoice. If, however, Landlord delivers to Tenant, within fifteen (15) days after receipt of the Tenant Invoice, a written objection to the payment of such Tenant Invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms


                                      -14-
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APPLIX, INC.
LEASE AGREEMENT

of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such reimbursement, but as Tenant's sole remedy, Tenant may proceed to claim a Landlord default and, if elected by either Landlord or Tenant, the matter shall proceed to resolution by arbitration. The costs of such arbitration (if any) shall be paid to the prevailing party in the arbitration if and to the extent awarded by the arbitrator. In the event that (a) Landlord fails to pay such amount to Tenant within twenty (20) days following delivery of the Tenant Invoice, or (b) if Landlord timely objects to any portion of such Tenant Invoice and the matter proceeds to arbitration in the manner described above, Landlord fails to pay any amount awarded to Tenant within twenty (20) days following the date of such award, then Tenant may commence legal proceedings against Landlord for the collection thereof including recovery of Tenant's reasonable costs and expenses (including reasonable attorney's fees); PROVIDED, HOWEVER, if, prior to the time of such Landlord default, Landlord had conveyed all of its right, title and interest in the Building to an unrelated third party (the "New Landlord"), then Tenant may provide such New Landlord with a final written demand for reimbursement (the "FINAL DEMAND") which contains the following phrase on page 1 of the notice in all capital letters and boldface type (or it shall not be deemed validly delivered to Landlord) "YOUR FAILURE TO REIMBURSE TENANT AS REQUIRED HEREIN WITHIN FIFTEEN (15) DAYS SHALL ENTITLE THE UNDERSIGNED TO EXERCISE CERTAIN OFFSET RIGHTS AS SET FORTH IN THE LEASE WITHOUT FURTHER NOTICE" or shall contain substantially the same text. If the New Landlord fails to pay to Tenant the amount due to Tenant within fifteen (15) days following the New Landlord's receipt of the Final Demand, then Tenant may offset from the next installments of rent and other charges coming due under this Lease the full amount owed by the New Landlord to Tenant (together with interest accrued thereon at the Applicable Interest Rate), provided, however, that the amount of offset during any single month shall not exceed the greater of (A) fifteen (15%) percent of the total Base Rent payable by Tenant to the New Landlord for such month or (B) the amount necessary to fully amortize Tenant's cost of cure from the date of completion of such cure to the expiration date of the Lease Term (without regard to any unexercised renewal options).

                                   ARTICLE 11.

                                SIGNS/ADVERTISING

     11. SIGNS/ADVERTISING. (a) Tenant shall have the right to install and maintain a sign or signs on an exterior wall/walls of the Building as reasonably agreed upon by Landlord and Tenant and in accordance with and subject to all applicable governmental laws, codes, ordinances and regulations. Tenant shall also have the non-exclusive right, with others, to be listed on a monument sign at the entrance of the property. Subject to Landlord's prior obligations and to the extent reasonably practicable, the size and placement of names on such sign shall be in accordance with the comparative size of the respective tenant premises.

     (b) The design of such signs which Tenant elects to construct pursuant to paragraph (A) above, shall be subject to Landlord's approval, which Landlord agrees not to unreasonably withhold, condition or delay, shall advertise Tenant's business in the Premises and shall be constructed and maintained in good repair at Tenant's expense. Tenant shall pay the cost of electricity consumed in illuminating Tenant's Signs.


                                      -15-
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APPLIX, INC.
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                                   ARTICLE 12.

                             ASSIGNMENT/SUBLETTING.

     12.1 ASSIGNMENT/SUBLETTING OF LEASE. Tenant shall not assign, sublet or otherwise transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant agrees it shall be reasonable for Landlord to disapprove of a proposed sublease or assignment, if the proposed subtenant's or assignee's net worth (as determined in accordance with generally accepted accounting principles consistently applied), as of the date of the Lease as shown in the financial information provided to Landlord, would require Landlord to pledge additional security for any financing on the Premises, or if the proposed subtenant or assignee is currently a tenant in any other space leased by Landlord or if the proposed subtenant or assignee is in the process of negotiation with Landlord to lease other space owned or managed by Landlord. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall not constitute an assignment hereunder; provided, however, Tenant shall give written notice to Landlord of such merger or transfer within thirty (30) days after the effective date thereof. If Tenant desires to assign this Lease or sublet any or all of the Premises, and Landlord's consent is required hereunder, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, thirty (30) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorney's fees incurred in the review of such documentation plus an administrative fee of Five Hundred Dollars ($500.00) for each proposed transfer. Landlord shall have a period of seven (7) business days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have approved such assignment or subletting. This Lease may not be assigned by operation of law; PROVIDED, HOWEVER, a change in corporate structure shall not be deemed to be an assignment under this Lease. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration in the nature of rent for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, after recovery of all Tenant's reasonable costs associated therewith, Tenant shall pay Landlord fifty (50%) percent of the difference between each such payment of rent or other consideration in the nature of rent and the Rent required hereunder. Landlord may, without waiving any rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Such acceptance of Rent shall in no event be deemed to imply that Landlord is approving a subtenant or assignee which Landlord has not approved in writing pursuant to the requirements of this Section 12. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted assignment or subletting of this Lease shall be effective until there has been delivered to Landlord a counterpart of the assignment or sublease instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto. If Landlord consents to any proposed assignment or subletting (and under all circumstances), Tenant, and any guarantor of the obligations of Tenant hereunder, shall nonetheless remain primarily responsible to Landlord hereunder, and in no event shall any such consent relieve the requirement of obtaining Landlord's reasonable consent to any subsequent assignment or subletting.

     12.2 INTRACORPORATE TRANSFERS. Notwithstanding anything to the contrary contained herein, Tenant may, without the consent of, but with written notice to, Landlord, assign the Lease, or sublease the


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Premises in whole or in part, to any of the following (collectively,
"INTRACORPORATE TRANSFERS") subject to the terms of this Section 12: (i) any person who or entity which owns a controlling interest in Tenant; or (ii) any entity a majority of whose voting control is owned by Tenant or any entity under common control with Tenant; or (iii) any entity in which or with which Tenant is merged or consolidated in accordance with applicable statutory provisions for merger or consolidation of such entities. In the case of an Intracorporate Transfer involving an assignment, such transfer shall be permitted so long as the obligations of Tenant under this Lease are assumed by the assignee of Tenant. In the event of the occurrence of any Intracorporate Transfer, Tenant shall notify Landlord in writing and the assignment or subletting shall not become effective until Tenant has provided Landlord with such resolutions and documentation evidencing the existence of, the authority of and the assumption of Lease obligations of such assignee. No Intracorporate Transfer shall relieve Tenant from its obligations under this Lease and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Furthermore, no Intracorporate Transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument. No assignment of this Lease in connection with an Intracorporate Transfer shall be effective unless the transferee agrees in the applicable transfer instrument to be and remain jointly and severally liable with Tenant for the payment of Rent and for the performance of all the terms and provisions of this Lease arising on or after the date of the transfer.

     12.3 LANDLORD'S OPTION. Notwithstanding anything else to the contrary contained in the Lease, but subject to ss.12.1 and ss.12.2 hereinabove, in the event Tenant desires Landlord's consent to an assignment or subletting of all or any part of the Premises for the balance of the Term, Tenant, by notice in writing, (i) shall notify Landlord of the name of the proposed assignee or subtenant; such information as to the proposed assignee's or subtenant's proposed use and financial responsibility and standing as Landlord may require a copy of the proposed assignment or sublease executed by all parties; and (ii) shall offer to vacate the space covered by the proposed area to be subleased or the entire Premises in the event of an assignment of the entire Premises (as the case may be) and to surrender the same to Landlord as of a date (the "Surrender Date") specified in said offer that shall be the last day of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring sixty (60) days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed sublease. Landlord may accept such offer in writing by notice to Tenant given within fifteen (15) days after the receipt of such notice from Tenant. If, Landlord accepts such offer, Tenant shall surrender to Landlord, effective as of the surrender Date, all Tenant's right, title, and interest in and to the portion of the Premises covered by the proposed sublease, or, if Tenant proposes to sublet the entire Premises, or assign this Lease, all Tenant's right, title and interest in and to the entire Premises, and, Tenant, aside from its obligation to restore the Premises as described hereinabove, shall have no further liability.

                                   ARTICLE 13.

                            SUBORDINATION/ATTORNMENT.

     13. SUBORDINATION/ATTORNMENT. This Lease is and shall be subject and subordinate to any and all ground leases, mortgages, deeds of trust, and other instruments in the nature of a mortgage (collectively, a "Mortgage"), now or at any time hereafter a lien or liens on the Property, and Tenant shall, when requested, promptly execute and deliver such written instruments as shall be necessary to evidence the subordination of this Lease to such Mortgage provided that Landlord delivers to Tenant a so-called Subordination, Non-Disturbance and Attornment Agreement (SNDA) in the mortgagee's standard form by which mortgagee agrees to recognize all of Tenant's rights under the Lease and not to disturb Tenant's tenancy provided Tenant is not in Default beyond applicable periods of grace (any and all reasonable costs and expenses, including reasonable attorneys fees of Tenant, associated with delivery of such SNDA shall be the sole responsibility of Tenant). Tenant shall, at the election of the holder of any such Mortgage, in the event of the foreclosure of such Mortgage or if the holder thereof otherwise succeeds to the interests of Landlord hereunder, attorn to and recognize such holder as its landlord hereunder.


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                                   ARTICLE 14.

                                LANDLORD'S ACCESS

     14. LANDLORD'S ACCESS. Landlord or agents of Landlord may, with prior reasonable written or oral notice, except in the case of emergency when no notice will be required, at reasonable times including, without limitation, during normal business hours, and accompanied by a representative of Tenant if feasible, and in a manner which is reasonably designed to minimize any interference with Tenant's business operations, enter to view the Premises and to exercise any other rights reserved to Landlord hereunder, and make repairs and alterations (with Tenant's reasonable approval which shall neither be unreasonably withheld, conditioned or delayed) as Landlord should elect to do and may show the Premises to others and, within six (6) months before the termination of this Lease, may affix signs on the Building for the purpose of letting or selling of the Premises or the Building and show the Premises to prospective tenants.

                                   ARTICLE 15.

                            INDEMNIFICATION/INSURANCE

     15.1 INDEMNIFICATION. Tenant and Landlord shall save each other and each other's agents harmless from, and indemnify each other and each other's agents against, to the extent permitted by law, any and all injury, loss or damage and any and all claims, for injury, loss or damage, of whatever nature (i) caused by or resulting from or claimed to have been caused by or to have resulted from, any act, omission or negligence of the indemnifying party or anyone claiming thereunder (including, but without limitation, employees and contractors), no matter where occurring, (ii) occurring upon or about the Premises, no matter how caused (other than as a result of any act, omission or negligence of the indemnifying party or their agents or employees), or (iii) resulting, directly or indirectly from any default by the indemnifying party under this Lease. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities, including reasonable legal fees, incurred in connection with any such injury, loss or damage or any such claim, or proceeding brought thereon or the defense thereof.

     15.2 TENANT INSURANCE. Tenant shall maintain, with respect to the Premises, the Building and the Property, commercial general liability insurance with a single combined limit of $5,000,000.00 for personal injury and at least $5,000,000.00 for property damage, together with a broad form contractual liability rider with business interruption insurance, in responsible companies qualified to do business in Massachusetts and in good standing therein and reasonably acceptable to Landlord, insuring Landlord, Landlord's mortgagees as well as Tenant against injury to persons or damage to property as provided therein, which insurance shall provide said coverage from the date Tenant commences occupancy of the Premises and through the remainder of the term of this Lease. Tenant shall deposit with Landlord certificates for such insurance at or prior to the commencement of Tenant's occupancy, and thereafter within twenty (20) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least twenty (20) days prior written notice to each insured named therein and shall name Landlord and any mortgagees of Landlord as additional insureds under such coverage.

     15.3 TENANT PROPERTY All of Tenant's equipment, fixtures, furnishings and other personal property located with the Premises shall be at Tenant's sole risk, and Tenant shall carry "contents and improvements" casualty insurance on all of its equipment, fixtures, furnishings and other personal property located within the Premises and any alterations or improvements made to the Premises by Tenant, which insurance shall provide coverage from the date Tenant commences occupancy of the Premises and through the remainder of the term of this Lease and shall name Landlord and any mortgagees of Landlord as additional insureds under such coverage on Tenant's leasehold improvements. Tenant shall not make any claim against Landlord and Landlord's agents for any loss and damage occasioned by the use or escape of


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water or by the bursting of pipes, or by any nuisance made or suffered on the
Premises, unless such loss is caused by the negligence or willful misconduct of Landlord, or its agents or employees.

     15.4 WAIVER OF SUBROGATION As used in this section, the term "waiver of subrogation clause" means a clause, endorsement or other provision appearing in an insurance policy which provides that the insurer waives any right of subrogation it may have against Tenant (if the clause is in a policy insuring Landlord) or against Landlord (if the clause is in a policy insuring Tenant). Landlord and Tenant each shall obtain a waiver of subrogation clause included in all insurance policies which it maintains insuring against loss or damage to the Premises, the Building or any of the contents of the Building due to fire or any of the other risks which are customarily covered by an "extended coverage" endorsements to fire insurance policies. If the insurer charges an extra fee or premium for such waiver, the party gaining the benefit of the waiver shall pay any reasonable extra cost for said waiver. Landlord releases Tenant, and Tenant releases Landlord, from all liability for loss or damage caused by fire or the extended coverage casualties, but this release is effective only if, and to the extent that, the loss or damage is covered by an insurance policy maintained by one of the parties to this Lease.

                                   ARTICLE 16.

                             CASUALTY/EMINENT DOMAIN

     16.1 FIRE OR OTHER CASUALTY Landlord shall, as an Operating Expense as above provided, maintain property damage insurance insuring 100% of the replacement cost of the Building against fire and other casualties customarily included in an "all risk" endorsement and keep in force any such policy. In case during the term hereof the Premises or the Building of which they are a part, shall be partially damaged (as distinguished from "substantially damaged", as that term is hereinafter defined) by fire or other casualty, Landlord shall forthwith proceed to repair such damage and restore the Premises, or so much thereof as was originally constructed by Landlord, to substantially their condition at the time of such damage, but Landlord shall not be responsible for any delay which may result from any cause beyond Landlord's reasonable control.

     16.2 LANDLORD'S OBLIGATION TO REBUILD In case during the term hereof the Premises or the Building of which they are a part, shall be substantially damaged or destroyed by fire or other casualty, the risk of which is covered by Landlord's insurance, this lease shall, except as hereinafter provided, unless Tenant elects to terminate this Lease as provided in ss.16.3 below, remain in full force and effect, and Landlord shall, proceeding with all reasonable dispatch, repair or rebuild the Premises, or so much thereof as was originally constructed by Landlord, to substantially their condition at the time of such damage or destruction (subject, however, to zoning laws and building codes then in existence), but Landlord shall not be responsible for any delay which may result from any cause beyond Landlord's reasonable control. In case of substantial damage or destruction, as a result of a risk which is not covered by Landlord's insurance, Landlord shall likewise be obligated to rebuild the Premises, all as aforesaid, unless Landlord as soon as reasonably practical after the occurrence of such event, gives written notice to Tenant of Landlord's election to terminate this lease.

     However, if the Premises or the Building of which they are a part, shall be substantially damaged or destroyed by fire, windstorm, or otherwise within the last twelve (12) months of the term of this lease, either party shall have the right to terminate this lease, provided that notice thereof is given to the other party not later than sixty (60) days after such damage or destruction.

     16.3 TENANT'S TERMINATION RIGHT Tenant may elect to terminate this Lease if, after a substantial casualty, Landlord fails to give written notice within ninety (90) days after such substantial casualty of its intention to restore the Premises, or if after giving such notice, Landlord fails to commence restoration within 120 days after receipt of all necessary permits and approvals therefore, and, except for


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delays caused by Tenant or by Force Majeure, to thereafter continuously pursue such restoration and complete such restoration within 180 days thereafter.

     16.4 RENT ABATEMENT In the event that the provisions of ss.16.1 or ss.16.2 of this ARTICLE 16 shall become applicable, the Base Rent, and Additional Rent specified under this lease, shall be abated or reduced proportionately during any period in which, by reason of such damage or destruction, there is substantial interference with the operation of the business of Tenant in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises, and such abatement or reduction shall continue for the period commencing with such destruction or damage and ending with the earlier of (i) the one hundred and twentieth (120) day following completion by Landlord of such work of repair and/or reconstruction as Landlord is obligated to do or (ii) the recommencement of business in that portion of the Premises so damaged or destroyed. In the event of termination of this lease pursuant to this ARTICLE 16, this lease and the term hereof shall cease and come to an end as of the date specified in the termination notice.

     16.5 DEFINITION OF SUBSTANTIAL DAMAGE The terms "substantially damaged" and "substantial damage" as used in this Paragraph, shall have reference to damage of such a character as cannot reasonably be expected to be repaired or the premises restored within one hundred twenty (120) days from the time that such repair or restoration work would be commenced (after all necessary permits have been received).

     16.6 CONDEMNATION/EMINENT DOMAIN If the Premises, or such portion thereof as to render the balance (when reconstructed) unsuitable for the purposes of Tenant, shall be taken by condemnation or right of eminent domain, either party, upon written notice to the other, shall be entitled to terminate this lease, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. Landlord agrees to expend so much, as may be necessary of the net amount which may be awarded to Landlord in such condemnation proceedings in restoring the Premises to an architectural unit as nearly like their condition prior to such taking as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the Premises, as estimated by Landlord's architect, Landlord may, but shall not be obligated to, supply the amount of such insufficiency and restore said premises as above provided, with all reasonable diligence, or terminate this lease. Where the Tenant has not already exercised any right of termination accorded to it under the foregoing portion of this paragraph, Landlord shall notify Tenant of Landlord's election not later than ninety (90) days after the final determination of the amount of the award.

     Out of any award for any taking of the Landlord's interest in the Premises, in condemnation proceedings or by right of eminent domain, Landlord shall be entitled to receive and retain the amounts awarded for such Premises and for Landlord's business loss. Landlord reserves, and Tenant assigns to Landlord, all rights which Tenant may have for damages or injury to the Premises for any taking by eminent domain, except for damage to Tenant's fixtures, property, or equipment and those relocation expenses provided in M.G.L. c. 79A, Section 7 or any other federal or state law or statute, provided Landlords rights and claims hereunder are neither reduced nor otherwise impaired.

         In the event of any such taking of the Premises, the Base Rent, additional rent and the pro rata charge specified in ARTICLE 4 of this lease, or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall be suspended or abated.

                                   ARTICLE 17.

                               DEFAULT/BANKRUPTCY

     17. DEFAULT/BANKRUPTCY In the event that:


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APPLIX, INC.
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     (a)  Tenant shall default in the payment of any installment of Base Rent, additional rent or any other sum herein specified and such default shall continue for five (5) business days after written notice thereof; PROVIDED, HOWEVER, if Landlord shall have sent to Tenant two (2) notices of such default during any lease-year, even though the same shall have been cured and this Lease not terminated, if during the same lease-year Tenant shall again default in any monetary payment, Landlord shall not be required to send a written notice of such Default; or

     (b) Tenant shall default in the observance or performance of any other of Tenant's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof (or in case such default cannot be corrected within thirty (30) days, if Tenant has not commenced diligently to correct the default within said thirty (30) day period or has not thereafter diligently pursued such correction to completion); or

     (c) Tenant or any guarantor of Tenant's obligations under this Lease makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against Tenant or any guarantor of Tenant's obligations under this Lease and is not dismissed within sixty (60) days; or if a receiver or similar officer becomes entitled to Tenant's leasehold hereunder and it is not returned to Tenant within sixty (60) days, or if such leasehold is taken on execution or other process of law in any action against Tenant; or

     (d)  Tenant shall abandon the Premises;

then Landlord shall have the right thereafter, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended, and remove Tenant's effects, or mail a notice of termination addressed to Tenant without prejudice to any remedies which might be otherwise used for arrears of rent or other default. Tenant shall indemnify Landlord against all loss of rent and additional rent which Landlord may incur by reason of such termination during the residue of the term as hereinafter provided.

                                   ARTICLE 18.

                                     DAMAGES

     18.1 DAMAGES In the event of a termination of this Lease resulting from Tenant's Default, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

     (a) a sum which, at the time of such termination, represents the amount discounted to present value of the excess, if any of (i) the aggregate of the Base Rent and additional rent (making reasonable assumptions with respect to additional rent) which, had this Lease not terminated, would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the term of this Lease over (ii) the aggregate fair rental value of the Premises for the same period; or

     (b) sums equal to the aggregate of the Base Rent and additional rent (making reasonable assumptions with respect to additional rent) which would have been payable by Tenant had this Lease not terminated, payable upon the due dates therefor specified herein until the date hereinbefore set for the expiration of the term of this Lease; PROVIDED, HOWEVER, that if Landlord shall relet all or any part of the Premises for all or any part of the period commencing on the day following the date of such termination and ending on the date hereinbefore set for the expiration of the term of this Lease, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating


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APPLIX, INC.
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     this Lease and of re-entering the Premises and of securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; PROVIDED, FURTHER, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled, in any suit for the collection of damages pursuant to this subparagraph (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord prior to the commencement of or during such suit, and (iii) if the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting. Landlord shall use commercially reasonable efforts to mitigate damages.

     Suit or suits for the recovery of any damages payable hereunder by Tenant, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired but for such termination. Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant; PROVIDED, HOWEVER, that Tenant shall not be liable to Landlord for any consequential damages.

     In the event of a breach or threatened breach on the part of Tenant with respect to any of the covenants or agreements on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right to seek injunctive relief. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means or redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

     If Tenant shall default, after notice thereof as hereinabove required, in the observance or performance of any conditions or covenants on Tenant's part to be observed or performed under or by virtue of any of the provisions in any section of this Lease, Landlord, without waiving such default, may remedy such default for the account and at the expense of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding against Tenant hereunder, or against any other party as a result of Tenant's default hereunder, such sums paid or obligations incurred, with interest at the rate of twelve (12%) per annum and costs, shall be paid to Landlord by Tenant as additional rent.

                                   ARTICLE 19.

                                     NOTICES

     19. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered to a corporate officer by messenger service, process server, or, if mailed, two days after mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties at their respective addresses set forth in Paragraph 1, or at such other address as either party may from time to time advise in writing. Until further notice, all rent and notices shall be paid and sent to Landlord c/o New England Management and Realty Corp, 359 Turnpike Road, Southborough, MA 01772, with a simultaneous copy to Lenard B. Zide, Esquire, Zide, Fireman & Associates, LLP, 352 Newbury Street, Westborough, MA 02115. Until such time as Tenant advises otherwise, notices to Tenant shall be sent to Edward Terino, CFO, at the address specified in Article 1.


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                                   ARTICLE 20.

                                   SURRENDER.

     20. SURRENDER Tenant shall at the expiration or earlier termination of this Lease remove all Tenant's goods and effects from the Premises (including, without limitation, all signs and lettering affixed or painted by Tenant, either inside or outside the Premises). Except as otherwise provided in Articles 10 & 12 hereof, Tenant shall deliver to Landlord the Premises and all keys and locks thereto, and other fixtures connected therewith, and all alterations and additions made to or upon the Premises, in the same condition as they were at the commencement of the term, or as they were put during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of Tenant's failure to remove any of Tenant's personal property or fixtures from the Premises, Landlord is hereby authorized, without liability to Tenant for loss or damage thereto, and at the sole risk of Tenant, to remove and/or store any of the property at Tenant's expense, or to retain same under Landlord's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder.

                                   ARTICLE 21.

                                   NO BROKER.

     21. NO BROKER Except as herein provided, each party warrants to the other that neither it nor its agents or representatives have engaged or contracted with any broker with respect to the transaction contemplated herein, and that no brokers have been involved with this Lease except CRF Partners, Inc.,338 Main Street, Suite 201, Wakefield, MA 01880, a duly authorized and licensed Massachusetts real estate broker, whose compensation shall be paid by Landlord pursuant to a separate agreement; and each party agrees to indemnify and hold harmless the other party from any and all claims or demands for brokerage fees arising out of a breach of its aforesaid warranty.


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                                   ARTICLE 22.

                                HAZARDOUS WASTE.

     22.1 PROHIBITIONS Tenant shall not cause or permit any Hazardous Materials to be used, stored, generated or released or disposed of on or in the Premises by Tenant, Tenant's agents, employees or contractors, or Persons claiming by, through or under Tenant, without obtaining Landlord's prior written consent, provided that Tenant may, without Landlord's consent, but after written notice to Landlord as to amount, use and location of Hazardous Materials other than normal office supplies normally used in Tenant's business operations conducted on the Premises (for which no notice shall be required), use, store, generate and/or properly dispose of such substances in quantities normally associated with the uses permitted under ss.1.1(l), as long as any such use, storage, generation or disposal of Hazardous Materials shall comply with all applicable federal, state and local laws and regulations and Insurance Requirements.

     22.2 INDEMNIFICATION Tenant shall indemnify, defend and hold harmless Landlord from all claims, costs, liabilities or expenses, including reasonable attorneys' fees, and other costs of every type, style and description resulting from the breach by Tenant of the provisions of ss.22.1 above. Landlord shall defend, indemnify and hold Tenant harmless from and against any and all loss, cost, damage, claim or expense (including reasonable legal fees) incurred in connection with or arising out of or relating in any way to the presence of Hazardous Materials on the Premises or the land on which the Building, parking and driveways are located and not caused by Tenant or its agents, contractors or invitees.

                                   ARTICLE 23.

                              ESTOPPEL CERTIFICATE.

     23. ESTOPPEL CERTIFICATE At any time and from time to time, upon not less than fifteen (15) days' prior written request by Landlord to Tenant, or by Tenant to Landlord (provided Tenant is not in default hereunder beyond applicable periods of grace), Landlord and Tenant shall execute, acknowledge and deliver to each other a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), that Tenant has no right of reduction, abatement or set-off against the rent or any other charge payable to Landlord, the amount, if any, of any security deposited by Tenant, the dates to which the Base Rent and additional rent and other amounts and charges have been paid in advance, and any increases or decreases of rent that are anticipated, or other information reasonably requested, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any purchaser of the fee or mortgagee or beneficiary or assignee of any Mortgage or assignee of the Lease or sublessee. Tenant hereby designates Landlord as Tenant's attorney-in-fact irrevocable to execute and deliver any such required estoppel certificate which Tenant fails to execute and deliver within ten (10) days after Landlord's request therefor.

                                   ARTICLE 24.

                                 NOTICE OF LEASE

     24. NOTICE OF LEASE Neither party shall record this Lease; provided, however, that either party at the request of the other shall execute and deliver a recordable notice of this Lease in the statutorily prescribed form.


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                                   ARTICLE 25.

                                SECURITY DEPOSIT.

     25.1 SECURITY DEPOSIT Tenant shall deliver to Landlord by not later than August 1, 2001, an unconditional, irrevocable, standby letter of credit (the "Letter of Credit") with an expiration date no earlier than one year after the Effective Date of this Lease in the amount of ONE MILION FIFTY THOUSAND and XX/00 ($1,050,000.00) DOLLARS (the "Security Deposit"), substantially in the form attached hereto as EXHIBIT H. The Letter of Credit shall secure the full and faithful performance of each provision of this Lease to be performed by Tenant. The Letter of Credit shall state on its face that, notwithstanding the stated expiration date, the term of the Letter of Credit shall be automatically renewed for successive, additional one (1) year periods unless, at least sixty
(60) days prior to any such date of expiration, the issuing bank shall have given written notice to Landlord, by certified mail, return receipt requested and at the Landlord's Address stated in the Basic Lease Information or such other address as Landlord shall have given to the issuing bank, that the Letter of Credit will not be renewed. The failure of Tenant to cause the Letter of Credit to be renewed or reissued at least sixty (60) days prior to the expiration thereof shall constitute an Event of Default under this Lease. The Letter of Credit shall be issued by a financial institution reasonably acceptable to Landlord, which financial institution shall be a bank that accepts deposits, maintains accounts, will negotiate letters of credit and whose deposits are insured by the FDIC. The Letter of Credit must be presentable in and about Boston, Massachusetts. If Tenant fails to perform fully and timely all or any of Tenant's covenants and obligations set forth in this Lease beyond grace and cure periods, including, without limitation, Tenant's failure to renew the Letter of Credit at least thirty (30) days prior to the expiration thereof, Landlord may, without notice to Tenant, execute one or more drafts on the Letter of Credit and apply all or any portion of the Letter of Credit toward fulfillment of Tenant's unperformed covenants and/or obligations. If Landlord draws on all or any portion of the amount represented by the Letter of Credit, then Tenant shall, within ten (10) days after written demand therefor, at Landlord's sole election: (i) deposit cash with Landlord in lieu of the Letter of Credit in the amount drawn; or (ii) deliver a replacement letter of credit in the amount drawn so that the total amounts represented by the Letter of Credit and the replacement letter of credit total ONE MILION FIFTY THOUSAND and XX/00 ($1,050,000.00), and Tenant's failure to do so shall be a Default under this Lease for which Tenant shall only have three (3) business days to cure. After Tenant vacates the Premises, upon the expiration or sooner termination of this Lease, if Tenant is not then in default, Landlord shall within thirty (30) days return to Tenant the Letter of Credit (and any unapplied cash balance of the Letter of Credit that had been previously drawn upon). Should the Permitted Use be amended to accommodate a change in the business of Tenant or to accommodate a subtenant or assignee, Landlord shall have the right, in Landlord's reasonable judgment, to increase the Letter of Credit to by one (1) additional month's Base Rent (at the rate then in effect), to account for any increased risk to the Premises or increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Tenant occurs during this Lease and following such change the financial condition of Tenant is, in Landlord's reasonable judgment, reduced, Tenant shall deposit up to one (1) additional month's Base Rent (at the rate then in effect) with Landlord to cause the Letter of Credit to be at a commercially reasonable level based on said change in financial condition. Tenant acknowledges that Landlord has the right to sell, mortgage or otherwise convey its interests in the Land and the Building and in this Lease. Tenant agrees that in the event of any such sale, mortgage or other transfer, Landlord shall have the right to transfer, assign and/or endorse the Letter of Credit to Landlord's master lessors, ground lessors, mortgagees or other transferees or assignees and Tenant shall look solely to such parties for the return of the Letter of Credit in accordance with the terms of this Lease. Tenant agrees further that, upon Landlord's written request, and subject to such entity's return obligations hereunder, it shall have the Letter of Credit issued in favor of Landlord's master lessor, ground lessor, mortgagee or other transferee or assignee to be held by any such party in accordance with the terms of this Lease.

     25.2 REDUCED SECURITY DEPOSIT Provided Tenant shall not have been defaulted under this Lease beyond applicable periods of grace, on the first day of the second, third, and fourth Lease Years, the Letter of Credit Security Deposit shall be reduced to $933,333.00, $816,666.00 and $641,665.00


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respectively (the "Reduced Security Deposit"). Provided Tenant shall not have been defaulted under this Lease beyond applicable periods of grace, on the first day of Lease Year 5, the Letter of Credit Security Deposit shall be again reduced to $408,335.00. Provided Tenant shall not have been defaulted under this Lease beyond applicable periods of grace, on the first day of Lease Year 6 and for every Lease Year thereafter through the Expiration Date, Tenant shall have the election to either (i) reduce the Letter of Credit to $125,000.00, or (ii) substitute $125,000.00 in cash in lieu of the Letter of Credit. Thereafter, if Landlord shall apply any portion of the Reduced Security Deposit, Tenant shall, upon demand by Landlord, deposit with Landlord an amount sufficient to restore the Reduced Security Deposit to the amounts specified above. In the event Tenant elects to exchange the Letter of Credit for cash, the Landlord shall pay no interest thereon and shall have the right to commingle the Reduced Security Deposit with the Landlord's other funds. The portion, if any, of the Reduced Security Deposit not so applied by Landlord in accordance with this Paragraph shall be returned to Tenant, less any amounts applied by Landlord to cure any defaults under the Lease or repair any damage done to the Premises, within thirty (30) days after the end of the Term.

                                   ARTICLE 26.

                              ADDITIONAL COVENANTS.

     26.1 UNLAWFUL TRADE No trade or occupation shall be conducted in the Premises or use made thereof which will be unlawful, improper, unreasonably noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the Town or town in which the Premises are situated. Tenant shall not permit any use of the Premises which will make voidable any insurance on the Building or on the contents of the Building or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers.

     26.2 LANDLORD LIABILITY Neither the original Landlord nor any successor Landlord, including, without limitation, any successor Landlord who or which is a trustee or a partnership, nor any beneficiary of the original Landlord or any successor Landlord nor any partner, general or limited, of such partnership shall be personally liable under any term, condition, covenant, obligation or agreement expressed herein or implied hereunder or for any claim or damage or cause at law or in equity arising out of the occupancy of the Premises or the use or maintenance of the Property and Tenant specifically agrees to look solely to Landlord's interest in the Property for the recovery of any judgment against Landlord.

     26.3 LANDLORD/TENANT REPRESENTATION If Landlord and Tenant are business entities, then the person or persons executing this Lease on behalf of such entity jointly and severally warrant and represent in their individual capacities that: (i) each is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized;
(ii) each is duly authorized in, and in good standing under the laws of the Commonwealth of Massachusetts; (iii) each has the authority to own its property and to carry on its business as contemplated under this Lease; and (iv) the execution, delivery and performance by Landlord and Tenant, respectively, under this Lease (1) are within the powers of Landlord and Tenant respectively, and
(2) have been duly authorized by all requisite action.

     26.4 VALIDITY AND BINDING AFFECT This Lease is a valid and binding obligation of both Tenant and Landlord in accordance with its terms. Landlord and Tenant agree that breach of the foregoing warranty and representation shall, at the other party's election, be a default under this Lease. This warranty and representation shall survive the expiration or earlier termination of this Lease.

     26.5 CONSTRUCTION The parties acknowledge and agree that this Agreement shall not be construed more strictly against either party by virtue of the preparation of this Agreement.

     26.6 PERIOD OF OWNERSHIP In no event shall Landlord be liable for any breach of any term, condition or covenant during the Initial Term or any extension thereof unless the same shall occur during and within the period of time that it is the owner of and in possession of the Building. In no event and


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under no circumstances shall Landlord be liable to Tenant for any consequential or special damages in connection with any act of Landlord, its agents, employees, invitees or independent contractors, or other wise.

     26.7 RIGHT TO SELF-HELP If an Event of Default shall occur and be continuing, Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such Event of Default. In performing such obligation, Landlord may make any payment of money or perform any other act. The total of
(i) all sums paid by Landlord pursuant to this ss. 26.7, (ii) interest on such sums at the rate specified in ARTICLE 18, and (iii) all reasonably necessary incidental costs and expenses in connection with the performance of any such act of Landlord shall be deemed to be Rent under this Lease and shall be payable to Landlord immediately upon demand. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease. In the event Landlord fails to Tenant gives written notice to Landlord

                                   ARTICLE 27.

                                 MISCELLANEOUS.

     27.1 MASSACHUSETTS LAW This Lease is made pursuant to and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     27.2 SEVERABILITY If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of this Lease (including the remainder of such provisions) and the application thereof to the persons or circumstances shall not be affected thereby.

     27.3 WAIVER A waiver, express or implied, by Landlord or Tenant of any default by the other in the observance and performance of any of the conditions or covenants or duties hereof shall not constitute or be construed as a waiver of any subsequent or other default.

     27.4 SUCCESSORS AND ASSIGNS The covenants, agreements and conditions contained in this Lease to be performed and observed by either party shall be binding upon said party and its successors and assigns and shall inure to the benefit of the other party and its successors and assigns. The obligations of Tenant and any guarantors with respect to this Lease shall be joint and several, and any reference to Tenant contained herein shall be deemed to include and apply to any guarantor of this Lease.

     27.5 INTEGRATION This Lease sets forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no warranties, representations, covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth (if none insert "NONE" hereafter). This Lease shall not be modified or amended in any manner except by an instrument in writing executed by the Parties hereto. "NONE"

     27.6 HOLDOVER If Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease, Tenant shall be a tenant-at-sufferance, and pay to Landlord rent for each month or part thereof during which Tenant so holds over at a rate equal to the greater of (i) one and one half times (1.5) the Base Rent and additional rent reserved herein (making reasonable assumptions with respect to additional rent) or (ii) one and one-half (1.5) times the fair market rental value of the Premises, reasonably determined by Landlord; together with any damages suffered by Landlord on account of Tenant's so holding-over not to exceed two (2) times the Base Rent and Additional Rent during the final Lease-Year.


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     27.7 USURY If any rate of interest reserved herein shall prove to be in excess of the maximum rate of interest permitted by applicable laws, the rate of interest so reserved shall be automatically be reduced to the rate so permitted from time to time by applicable laws.

     27.8 LANDLORD'S RIGHT TO MAINTAIN PIPES Landlord may erect, maintain and use pipes, ducts and conduits in and through the Premises, all as it may reasonably deem, necessary or desirable; PROVIDED, HOWEVER, that there shall be no permanent damage to the appearance of the Premises, obstruction of access or adverse effect upon layout or finish or the ability of Tenant to carry on the normal conduct of its business in the Premises except with the prior consent of Tenant (which shall not be unreasonably withheld or delayed), and except as may be required in order to comply with any rule, order or regulation of any governmental authority. Any actual and verifiable loss in Tenant's usable space in the Premises shall result in a corresponding decrease in Tenant's Base Rent.

     27.9 PEACEFUL ENJOYMENT Tenant, upon paying the rent reserved and performing and observing the agreements and conditions herein on its part to be performed and observed, shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from anyone claiming by, through or under Landlord, subject, however, to the provisions of this Lease, and to mortgages, easements and other matters of record existing as of the date of this Lease or arising any time hereafter.

     27.10 ASSIGNMENT OF RENTS With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

     (a) that, except as provided in Subsection (b) below, the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

     (b) that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises. In no event shall the acquisition of title to the Building and the land on which same is located be a purchaser which, simultaneously therewith, leases the entire Building or such land back to the seller hereof be treated as an assumption, by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the interest of such purchaser-lessor under the lease to such seller-lessee. For all purposes such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

     27.11 LANDLORD'S LIMITED GUARANTEEIn the event Landlord fails to Substantially Complete the Premises within thirty (30) days after the Target Commencement Date, provided that such Substantial Completion shall not have been caused directly or indirectly by Tenant, Landlord agrees to reimburse to Tenant up to six (6) months of Tenant's verifiable "Holdover Rent" (up to a maximum of 150% of the stated monthly base rent under Tenant's current lease agreement) ("Landlord's Limited Guarantee"). Provided Tenant shall not be defaulted under the Lease, Landlord's Limited Guarantee shall be paid to Tenant as a credit against Tenant's then due Base Rent obligation hereunder until fully recovered by Tenant.

     EXECUTED as a sealed instrument this 23rd day of January, 2001.


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Landlord:                                         Tenant:
WESTBOROUGH LAND REALTY TRUST                     APPLIX, INC.

By: /s/ Leslie S. Carey, TTEE                     By: /s/ Alan C. Goldsworthy
    ----------------------------------                --------------------------
    LESLIE CAREY, TRUSTEE                                  , its duly authorized
    and not individually                              President


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APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT A


                               (PLAN OF PREMISES)



                                      -30-
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                                    EXHIBIT B

                                   WORK LETTER

     THIS WORK LETTER ("Work Letter") is entered into as of this 23rd day of January, 2001, by and between WESTBOROUGH LAND REALTY TRUST ("Landlord"), and APPLIX, INC., a Massachusetts corporation ("Tenant").

                                    RECITALS:

     A. Landlord and Tenant have entered into that certain Single Tenant Commercial Lease (the "Lease") dated as of the date hereof, covering certain premises (the "Premises") more particularly described in the Lease. This Work Letter is attached to the Lease as Exhibit B. The Lease is hereby incorporated into this Work Letter by this reference. Capitalized terms not defined in this Work Letter shall have the meanings given to such terms in the Lease.

     B. In consideration of the mutual covenants contained in the Lease and this Work Letter, Landlord and Tenant hereby agree as follows:

                                   AGREEMENT:

     1. Definitions. As used in this Work Letter and in the Lease, the term "Base Building" shall mean the Building as shown and described in Cubellis Associates drawings set dates 8/21/00, "Issued for Permit", for Greatway Place Office Building, Westborough, MA, excluding the Tenant Improvements (as hereinafter defined). As used in this Work Letter and in the Lease, the term "Tenant Improvements" shall mean those improvements set forth on the "Final Tenant Plans" (defined in Section 6(c) of this Work Letter). The construction and installation of the Tenant Improvements is sometimes referred to herein as the "Work".

     2. Base Building. Landlord shall complete the construction, installation, and erection of the following fixtures, equipment and /or improvements in and upon the Building.

     (a)  Building Shell:

          (i) Construct structural building and roofing system, with columns, beams, joists (exposed construction), and all required fireproofing, as shown on structural drawings S100 through S502 dated 10/9/00, Issued for Construction"
          (ii)  Waterproof roof and drainage systems;
          (iii) Finished Building exterior;
          (iv) Install exterior doors as specified by Landlord's architect and required by code;
          (v) A smooth, steel-troweled finished concrete floor located throughout the Premises and which floor shall be clean, , level, with vertical penetrations as indicated;
          (vi) Install insulation to meet the applicable code required R-Value in the roof and exterior walls.

     (b)  Perimeter Walls:

          (i) The inside face of all exterior walls shall be constructed of 6" metal studs with one layer of 5/8" dry wall with 6" fiberglass between the studs, taped, sanded and ready for primer paint;

          (ii) One (1) duplex wall outlet will be provided every 12 linear feet on perimeter walls with whips pulled up columns and walls as applicable;


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APPLIX, INC.
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     (c)  Plumbing:

          (i) Furnish and install Building plumbing system as shown on Conway Engineering P1 through P9 dated 8/24/00.
          (ii) Cold and hot water connections and drains are available at the building's core and at all bathrooms, the cafeteria and fitness center showers and sinks and cold water connections on one interior column/floor for connection to Tenant facilities;
          (iii) A men's and women's bathroom will be installed on each floor. Bathrooms will be designed for handicapped accessibility;

     (d)  Electricity:

          (i) Furnish and install a base building electrical system as shown on Conway Engineering electrical drawings E1 though E6, dated 8/24/00;
          (ii)  The main panel (800 AMPS) will be located on the ground floor and conduit will be brought to sub-panels on each floor;
          (iii) Capacity for six (6) watts per rentable square foot shall be provided with nine (9) watts per RSF capacity available in the Building riser;
          (iv) Landlord and Tenant shall split evenly the cost to furnish and install necessary transformers, power and lighting panels, including circuit breakers, in all three floor electrical closets for base building HVAC equipment and single tenant use;

     (e)  Sprinkler:

          (i) Furnish and install a base building sprinkler system to meet building code requirements;
          (ii) Provide sprinkler distribution lines on each floor with standard branch sprinklers and sprinkler head layout according to Mass. And NFPA codes and standards;
          (iii) Fire extinguishers shall be provided and installed in core areas as required by code;

     (f)  Heating, Venting and Air Conditioning (HVAC):

          (i) Furnish and install an HVAC system as shown on Conway Engineering mechanical drawings M1 though M6, dated 8/24/00;
          (ii) Install an HVAC system for Building in sufficient quantity and size to comply with ASHRAE design standards;
          (iii) HVAC system will incorporate an economizer cycle for use of outside air for cooling;

     (g)  Parking and Landscaped Arms:

          (i) A passenger vehicle parking area will be provided with designated parking areas for the handicapped, visitors and reserved spaces. The cost of sign installation for such reserved spaces shall be paid by Tenant. Such parking layout will be reasonably approved by Tenant except for handicap parking. The grounds and parking areas will be landscaped by Landlord as shown on the approved landscape plan. Tenant's backup generator will be appropriately screened;

     (h)  Lobby, Common Lavatories, Cafeteria and Health Club:

          (i) Base Building includes Landlord's fit-up of the first floor lobby, all common lavatories per code requirements, the cafeteria and health club.


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APPLIX, INC.
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          (ii)  The cafeteria will include a refrigerator, dishwasher, stovetop, microwave, disposal, TV set and of sufficient size to fit 120 people and tables and chairs to accommodate fifty (50) people. Walls and floors will be finished with Building Standard materials. All associated mechanical, electrical, plumbing and finish work (walls, ceilings, lights and floor covering) will be included;

          (iii) The health club will be furnished with men's and women's showers (including two shower stalls per each), sinks and lockers, two
                (2) Bodyguard Stairmasters (Quantum 11f2), two (2) Bodyguard treadmills (Odyssey 1f2), two (2) Bodyguard exercise bicycles (Organic 152), one (1) incline bench (Hoist H500), one (1) rack of assorted free weights, one (1) TV set, one (1) multi-station Universal exercise system (collectively, the "Equipment"), or their substantial equals. All associated mechanical, electrical, plumbing and finish work (walls, ceilings, lights and floor covering) will be included;

          (iv) Standard solid vertical vinyl window blinds will be provided and installed by Landlord as part of Base Building.

     3. Completion of Improvements. Subject to the terms of the Lease and this Work Letter and any "Tenant Delay" or "Force Majeure Delay" as provided herein, Landlord shall use its commercially reasonable and diligent efforts to cause the "Contractor" (defined in Section 8 of this Work Letter) to complete the construction and installation of the Tenant Improvements in accordance with the terms of this Work Letter and by the Target Completion Date.

     4. Designation of Representatives. With respect to the planning, design and construction of the Tenant Improvements, Landlord hereby designates Allen Hight as "Landlord's Representative" and Tenant hereby designates Ron Spiewak as "Tenant's Representative." Tenant hereby confirms that Tenant's Representative has limited authority to act on behalf of and to bind Tenant with respect to all matters pertaining to the planning, design and construction of the Tenant Improvements. Landlord hereby confirms that Landlord's Representative has limited authority to act on behalf of Landlord with respect to matters pertaining to the planning, design and construction of the Tenant Improvements. Either party may change its designated representative upon five (5) days prior written notice to the other party.

     5. Architect. An architectural firm selected by Tenant ("Architect"), shall act as the architect with respect to the design and construction of the Tenant Improvements. Tenant shall enter into a contract with Architect for such services (the "Architect Contract"). The parties acknowledge and agree that the Architect Contract entered into with the Architect will obligate the Architect to issue to both Landlord and Tenant an architect's certificate ("Architect's Certificate") upon Substantial Completion (as hereinafter defined) of the Tenant Improvements certifying the Substantial Completion of the Tenant Improvements in accordance with the Final Plans (as hereinafter defined). Landlord, at its cost, reserves the right to retain a development consultant to assist Landlord in performing its obligations under this Work Letter and under the Lease


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APPLIX, INC.
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     6.   Improvement Plans

          (a)  Preliminary Plans. See Final Plans hereinbelow.

          (b) Final Plans. Final plans are to be completed and available for review by March 31, 2001 ("Final Plans"). Included in the Final Plans are the civil, architectural and structural plans for the Tenant Improvements. Any disagreements between Landlord and Tenant arising in connection with completing the Final Plans shall be conclusively resolved or determined by the Architect. Promptly upon approval of the Final Plans, Contractor shall submit the Final Plans to the appropriate governmental agency for plan checking and the issuance of a building permit for the Tenant Improvements. Architect shall make any and all changes to the Final Plans required by any applicable governmental entity to obtain a building permit for the Improvements.

          (c) Work Cost Estimate. Prior to the commencement of construction of any of the Tenant Improvements, Landlord shall submit to Tenant a written estimate of the cost to complete the Tenant Improvements, which written estimate will be based upon the Final Tenant Plans taking into account any modifications which may be required to reflect changes in the Final Tenant Plans required by the appropriate governmental authorities in connection with the issuance of a building permit (the "Work Cost Estimate"). Tenant will either approve in writing the Work Cost Estimate, or disapprove specific items, and submit to Landlord revisions to the Final Tenant Plans.. Submission and approval of the Work Cost Estimate will proceed in accordance with the work schedule provided by Landlord. Upon Tenant's approval of the Work Cost Estimate (the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement. If the total costs reflected in the Work Cost Statement exceed the Allowance (as defined in Section 10 below), Tenant shall pay such excess to Landlord in cash or by wire transfer of funds, within 10 business days of invoicing at fifty percent (50%) of such costs upon Tenants approvals of the Work Cost Statement and the remainder upon completion of the work, only to the amount in excess of the allowance set forth in Section 10 of this Work Letter.

          (d) No Representations. Notwithstanding anything to the contrary contained in the Lease or herein, Landlord's participation in the preparation of the Preliminary Plans, the Final Plans, the cost estimates for the Improvements and the construction thereof shall not constitute any representation or warranty, express or implied, that the Tenant Improvements, if built in accordance with the Preliminary Plans and/or the Final Plans, will be suitable for Tenant's intended purpose. Tenant acknowledges and agrees that the Tenant Improvements are intended for use by Tenant and the specifications and design requirements for such Tenant Improvements are not within the special knowledge or experience of Landlord. Landlord's sole obligation shall be to arrange the construction of the Tenant Improvements in accordance with the requirements of the Final Plans; and any additional costs or expense required for the modification thereof to more adequately meet Tenant's use, whether during or after Landlord's construction thereof, shall be borne entirely by Tenant except as otherwise provided in this Work Letter. Notwithstanding the foregoing, Landlord agrees to assign to Tenant the benefit of all construction warranties pertaining to the Tenant Improvements to the extent that they do not relate to structural or other portions of the Building that Landlord is required to maintain and repair under the Lease.

     7. Change Orders. After the parties approve the Final Plans and the Work Cost Estimate, any further changes to the Final Plans shall require the prior written approval of Tenant and Landlord (not to be unreasonably withheld or delayed). If Tenant desires any change in the Final Plans relative to the Tenant Improvements which is reasonable and practical (which shall be conclusively determined by the Architect), such changes may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five (5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase or decrease in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the

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APPLIX, INC.
LEASE AGREEMENT

"Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by the estimated daily Base Rent rate. Tenant shall then have five (5) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant approves these items, Tenant shall pay to Landlord, as to the cost of the Change Order, within ten (10) business days of invoicing, as follows: fifty percent (50%) upon such Tenant Approval and the remainder upon completion of the Change Order, only to the extent such Change Order exceeds the allowance as defined in
Section 10 of this Work Letter, and as to the cost of the Change Order Delay Expense, if applicable, upon the date that such rent payments would have been due if not for the Change Order Delay. Landlord shall promptly following receipt of the first payment for the Change Order, execute the Change Order and cause the appropriate changes to the Final Plans to be made. If Tenant fails to respond to Landlord within said five (5) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any Work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees, engineering fees and construction costs, as conclusively determined by the Architect and the Contractor (defined in Section
7). The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all design and construction delays, as conclusively determined by the Architect and the Contractor (defined in Section
7), respectively.

     8. Selection of Contractor. Landlord shall select a General Contractor for the construction of the Tenant Improvements. The selected contractor shall be referred to herein as the "Contractor." Landlord shall cause the Contractor to obtain at least three (3) bids for major subcontracts and for any work specifically requested by Tenant. Contractor shall also be required to include as a bidder any subcontractor requested by Tenant although such subcontractor need not be awarded the subcontract. Contractor shall be required to keep separate accounts for the Base Building and Tenant Improvement portion of the work. Contractor shall be required to share with Landlord and Tenant the contents of all bids before an award is made. As to the Tenant Improvement portion, Tenant shall have the right to select and award the bid to the lowest qualified bidder, subject to Landlord's consent, such consent not to be unreasonably withheld, conditioned or delayed.

     9. Construction of the Improvements. Landlord shall enter into a construction contract with the Contractor on a form reasonably acceptable to Landlord and Tenant ("Construction Contract") for the construction and installation of the Tenant Improvements in accordance with the Final Tenant Plans. The Construction Contract shall be a so-called "Guaranteed Maximum Price" contract with any realized savings on the Tenant Improvement portion passed through to Tenant

     10.  Payment for Cost of the Tenant Improvements

          (a) Allowance. Landlord hereby grants to Tenant a tenant improvement allowance over the Base Building, as described herein, provided by Landlord for the work described on the Final Tenant Plans of a total of one million and fifty thousand dollars ($1,050,000.00) (the "Allowance"). The Allowance is to be used only for the following costs approved by Landlord:

               (i) Unless paid directly by Tenant to the Architect, the payment of the cost of preparing the Preliminary Tenant Plans relative to the Tenant Improvements (including, without limitation, Architect's costs under the Architect Contract) and the Final Tenant Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Tenant Plans.

               (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

               (iii) Construction of the Tenant Improvements as provided in the Final Tenant Plans, including without limitation, the following:

APPLIX, INC.
LEASE AGREEMENT

                    (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting and similar items;

                    (bb) All electrical wiring over the Base Building standard, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

                    (cc) The furnishing, installation and screening of all HVAC units over the Base Building standard, including duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the office portions of the Premises;

                    (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

                    (ee) All additional fire and life safety control systems in excess of Base Building such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

                    (ff) All additional plumbing, fixtures, pipes and accessories in excess of Base Building necessary for the Premises, but excluding the health club and cafeteria;

                    (gg) Testing and inspection costs; and

                    (hh) The Contractor fees, including, but not limited to, fees and costs attributable to general conditions associated with the construction of the tenant improvements, such fees shall be at a maximum ten (10%) percent for overhead and profit and six (6%) percent for general conditions.

     In no event will the Allowance be used to pay for Tenant's moving expenses or for furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

          (b)  Costs in Excess of Allowance. The cost of each item referenced in
Section 10(a) above shall be charged against the Allowance. If the cost of constructing the Tenant Improvements will exceeds the Allowance, such costs shall be paid for by Tenant promptly upon Landlord's notifying Tenant of the amount of such excess prior to the installation of such portion of the Tenant Improvements as described in 6(c) above.

          (c) Landlord and Tenant that this project shall be done on a so-called "open-book" basis with Landlord's and Tenant's books pertaining to this project only available for inspection by the other party. Landlord and Tenant shall cooperate to minimize costs for both the Base Building and Tenant Improvements.

     11. Financing of Construction of Improvements. Landlord may elect to finance the construction of the Tenant Improvements with the proceeds of a loan ("Project Loan") from a third party lender ("Lender") at the then prevailing market rate and market terms for similar projects. The documents securing or given in connection with the Project Loan, if any, are herein collectively called "Loan Documents." Any Project Loan may be secured by the lien of a deed of trust encumbering the Land and Improvements. Tenant agrees to execute and/or provide all documents reasonably required by any Lender in connection with any Project Loan, including, without limitation, estoppel certificates, subordination agreements (subject to a commercially reasonable non-disturbance agreement), consents to the assignment of this Agreement, written confirmation of the satisfaction of closing conditions, and evidence of the due execution, validity and enforceability of this Agreement.

APPLIX, INC.
LEASE AGREEMENT

     12. Substantial Completion; Target Completion Date; Outside Target Completion Date. The parties estimate that Substantial Completion (as defined under the Lease) will be achieved on or before the later of (i) the date that is one hundred eighty (180) days after the Effective Date of this Lease, or (ii) November 1, 2001 (the "Target Completion Date"). Landlord agrees to use its commercially reasonable efforts to cause the Tenant Improvements to be substantially completed and to remove all construction debris on or before the Target Completion Date.

     B. If Landlord shall fail to substantially complete any part of Landlord's work by the Target Completion Date, the Target Completion Date shall be extended for up to a maximum of sixty (60) days thereafter (the "Outside Target Completion Date"). In addition to any other rights and remedies available to Tenant, if Landlord shall fail to complete any part of Landlord's Work by the Outside Target Completion Date, and not withstanding any Force Majeure delays, then Tenant may either (i) take over and complete Landlord's Work in accordance with the Final Plans, whereupon Landlord shall reimburse Tenant for all reasonable costs and expense incurred by Tenant in rectifying such default as aforesaid within thirty (30) days after receipt of Tenant's statement therefore, or (ii) terminate the Lease. Landlord also agrees to reimburse Tenant for those holdover rental costs incurred in its current premises pursuant to ss.27.11 hereinabove.

     C. In the event Substantial Completion occurs after the Target Completion Date, the Commencement Date of the Lease shall become the date the Landlord delivers possession to the Premises to Tenant.

     13. Tenant Delays; Force Majeure Delays. As used herein, "Tenant Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (1) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including Tenant's failure to grant approvals and/or make payments within the time frames described herein; (2) Any Tenant-initiated Change Orders; (3) Tenant's request for materials, finishes, or installations which are not readily available, (4) any delay in any way whatsoever arising from Tenant's right to conduct "Inspections" under Section 15 below, (5) Change Order Delays, or (6) any other act or failure to act by Tenant, Tenant's Representative, Tenant's employees, agents, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including interference with Landlord, or its contractors, during Tenant's early entry under the Lease. "Force Majeure Delays" as used herein means delays resulting from causes beyond the reasonable control of Landlord, Tenant or the Contractor, including, without limitation, any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any private party or governmental agency having jurisdiction over any portion of the project, over the construction of the Improvements or over any uses thereof, or by delays in inspections or in issuing approvals by private parties or permits by governmental agencies, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Improvements), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, delays caused by any dispute resolution process, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated. Landlord agrees to notify Tenant of any such claimed delays within five (5) business days of the event.

     14. Tenant's Inspection Rights. Landlord shall schedule and Tenant may attend monthly (and/or weekly as necessary as determined in good faith by Landlord, Tenant, Architect or Contractor) progress meetings, walk-throughs and any other meetings with the Architect, the Contractor and Tenant to discuss the progress of the construction of the Improvements ("Meetings"). Tenant shall designate in writing the person or persons appointed by Tenant to attend the Meetings and such designated party shall be entitled to be present at and to participate in the discussions during all Meetings; but Landlord may conduct

APPLIX, INC.
LEASE AGREEMENT

the Meetings even if Tenant's appointees are not present. In addition to the foregoing and to Tenant's early entry rights as provided under the Lease, Tenant or its agents shall have the right at any and all reasonable times to conduct inspections, tests, surveys and reports of work in progress ("Inspections") for the purpose of reviewing whether the Tenant Improvements are being constructed in accordance with the Final Plans, as amended by any approved Change Orders or other agreed upon changes. Tenant agrees to protect, hold harmless and indemnify Landlord from all claims, demands, costs and liabilities (including reasonable attorneys' fees) arising from Tenant's or Tenant's agents entry onto the Land for the purpose of conducting Inspections.

     15. Walk-Through and Punch List. Upon Substantial Completion of the Tenant Improvements, Tenant, Landlord, the Architect shall jointly conduct a walk-through of the Improvements and shall jointly prepare a punch list ("Punch List") of items needing additional work ("Punch List Items"); provided, however, the Punch List shall be limited to items which are required by the Construction Contract, the Final Plans, Change Orders and any other changes agreed to by the parties.

     16.  Miscellaneous Construction Covenants

          (a) Coordination with Lease. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party with respect to any portion of this Work Letter, shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

          (b) Cooperation. Landlord and Tenant agree to cooperate with one another and to cause their respective employees, agents and contractors to cooperate with one another to coordinate any work being performed by Landlord and/or Tenant under this Work Letter, and their respective employees, agents and contractors so as to avoid unnecessary interference and delays with the completion of the Work. Tenant's contractors (for cabling, furniture and other Tenant installations) shall be granted access to the Premises a minimum of five
(5) weeks prior to Substantial Completion with mutually agreeable dates to be identified. Notwithstanding the above, as regards furniture installation, Tenant agrees to follow carpet installation schedule and will not interfere with Landlord's Substantial Completion of the Premises. Granting of this right shall not be construed as Tenant's beneficial occupancy of the Premises for the purpose of rent commencement. Landlords' Contractor agrees to work in harmony with any Tenant contractor. Tenant will cause such contractors to maintain all required insurance as defined in the lease.

     17. No Representations. Landlord does not warrant that the Building, including, without limitation, the Tenant Improvements, or any component thereof will be free of latent defects or that it will not require maintenance and/or repair within any particular period of time, except as expressly provided herein. Tenant acknowledges and agrees that it shall rely solely on the warranty or guaranty, if any, from Landlord's Contractor, Architect or other material and/or service providers relative to the proper design and construction of the Improvements or any component thereof.

     18. Tenant Roof Antenna. Tenant may, with Landlord's prior written reasonable consent, install communications antenna and support equipment on a location on the roof of the Building reasonably agreeable to Landlord ("Tenant's Antenna"), at Tenant's sole cost and expense and for Tenant's sole internal use. Tenant's Antenna shall be installed using the roofing contractor which installed the Building's roof so as not to void the roof warranty, and which equipment shall be maintained solely by Tenant's at Tenant's cost and expense.

APPLIX, INC.
LEASE AGREEMENT

"Landlord"                                        "Tenant"

WESTBOROUGH LAND REALTY TRUST,                    APPLIX, INC.,
                                                  a Massachusetts corporation


By: /s/ Leslie S. Carey, TTEE                     By: /s/ Edward Terino
    ------------------------------------              --------------------------
Name: Leslie S. Carey, Trustee                    Name: Edward Terino
      ----------------------------------                ------------------------
Its: Trustee                                      Its: CFO
     -----------------------------------               -------------------------

Date: 1/23/01                                     Date:     1/18/01

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT C

                         CLERK'S SECRETARY'S CERTIFICATE

     The undersigned, being the duly elected and acting Clerk of APPLIX, INC., a Massachusetts corporation (the "Corporation"), hereby certifies that the following is a true, correct and complete copy of a vote duly adopted by the Board of Directors of the Corporation at its meeting held on December 15, 2000, at which meeting a quorum was present and acting throughout, which vote has not been rescinded or amended or modified in any way and remains in full force and effect on the date hereof:

     VOTED: That the Corporation is hereby authorized to enter into a lease covering approximately 50,000 square feet at 289-291 Turnpike Road, Westboro, Massachusetts, upon substantially the terms presented to the directors at this meeting (a copy of which terms is ordered to be attached to the minutes of this meeting as EXHIBIT A) or any terms more favorable to the Corporation; and that each of the Chief Executive Officer and the Chief Financial Officer is hereby authorized to execute on behalf of the Corporation a lease for such facility, upon the terms described above, such lease to be in such form as either such officer may approve, such approval to be conclusively evidenced by his execution thereof; and that the Chief Executive Officer and the Chief Financial Officer are each hereby authorized to take any other actions and execute any other instruments as they deem necessary or advisable in connection with such lease.

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal of the Corporation this 22nd day of January, 2001.


                                             Attest:

                                             /s/ Patrick Rondeau
                                             Patrick J. Rondeau, Clerk

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT D


                       INSERT CERTIFICATE OF GOOD STANDING

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT E


                          COMMENCEMENT DATE MEMORANDUM

     With respect to that certain lease ("Lease") dated January __, 2001, between Applix, Inc., a Massachusetts corporation ("Tenant"), and Westborough Land Realty Trust ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately 49,920+/- rentable square feet of the building located at Great Way Place ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

     (1) Landlord delivered possession of the Premises to Tenant Substantially Complete on ___________ ("Possession Date");

     (2) The Lease commenced on November 1, 2001 ("Commencement Date");

     (3) The Premises contain _________ square feet of space; and

     (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

     IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ___ day of ______________________.

                                             "Tenant"

                                             APPLIX, INC.,
                                             a Massachusetts corporation


                                             By: _______________________________
                                                 Its: __________________________

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT F

                              RULES AND REGULATIONS

1. All vehicle parking shall be restricted to areas designated and marked for vehicle parking. The foregoing restrictions shall not be deemed to prevent temporary parking for loading or unloading of vehicles in designated areas.

2. Except as provided in Article 11 of the Lease, signs will conform to sign standards and criteria established from time to time by Landlord. No other signs, placards, pictures, advertisements, names or notices shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Landlord and Landlord shall have the right, after written notice thereof, to remove any such non-conforming signs, placards, pictures, advertisements, names or notices without notice to and at the expense of Tenant.

3. Tenant may install, for its sole internal use, in a location reasonably acceptable to Landlord, antenna, aerial, discs, dishes or other such device on the roof or exterior walls of the Premises, or on the grounds, with the prior written reasonable consent of the Landlord in each instance. Any device so installed without such written consent shall be subject to removal without notice at any time. Tenant shall indemnify and hold Landlord harmless for any damage associated with the installation and/or maintenance of such equipment, and Tenant may not void any Building warranties as a result of such installation.

4. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Landlord.

5. The outside areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by the Tenant to the satisfaction of Landlord and Tenant shall not place or permit any obstruction or materials in such areas or permit any work to be performed outside the Premises.

6.   No open storage shall be permitted in the Project.

7. All garbage and refuse shall be placed in containers supplied by Landlord placed at the location designated for refuse collection, in the manner specified by Landlord.

8. Tenant shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

9. No noxious or offensive trade or activity shall be carried on nor shall anything be done thereon which would in any way interfere with the quiet enjoyment of each of the other tenants of the Project or which would increase the rate of insurance or overburden utility facilities from time to time existing in the Project.

10. Landlord reserves the right to make such amendments to these rules and regulations from time to time as are nondiscriminatory and not inconsistent with the Lease.

12. In the event of any conflict between the terms of this EXHIBIT D and the terms of the Lease, the terms of the Lease shall control.

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT G


                            Tenant's Estoppel Letter

     Attached to and incorporated by reference into a Lease (the "Lease") between LESLIE CAREY, trustee of the WESTBOROUGH LAND REALTY TRUST ("Landlord") and APPLIX, INC., ("Tenant"). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meanings herein as therein.

Gentlemen:

     It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification by the undersigned.

     Reference is made to our Lease dated January __, 2001, made with WESTBOROUGH LAND REALTY TRUST, (the Lease). Terms defined in or by reference the Lease used herein but not otherwise defined herein shall have the same meanings herein as therein.

The undersigned, as Tenant, hereby ratifies the Lease and certifies that:

     1.   the Term Commencement Date is _________________.

     2.   the undersigned presently does/does not occupy the Premises;

     3.   the Basic Rent of $116,480.00 PER MONTH is payable;

     4. the Lease is in full force and effect and has not been assigned by us, modified, supplemented or amended in any way (except by agreements)
          dated (        ) and neither party thereto is in Default thereunder
          except as specified herein;

     5.   the lease represents the entire agreement between Landlord and Tenant;

     6.   the Stated Expiration Date is OCTOBER 31, 2013.

     7. all conditions under said Lease to be performed by the Landlord have / have not been performed satisfactory;

     8. on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by the Landlord;

     9.   no Rent has been paid in advance other than the Security deposit; and

     10.  Basic Rent for NOVEMBER, 2001 has/has not been paid.

     Very truly yours,
     APPLIX, INC.

     By: _________________________________
                               , President

APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT H

                      [TO BE PRINTED ON BANK'S LETTERHEAD]



Irrevocable Standby
Letter of Credit No. __

APPLICANT/ACCOUNT PARTY:                       BENEFICIARY:

__________, a ______________                   Westborough Land Realty Trust,
[insert Tenant's address]                      259 Turnpike Road
                                               Southborough, Massachusetts 01772
                                               Attention: Asset Management

AMOUNT:                                        EXPIRATION DATE:

U.S. Dollars                                   ________________, 200__

One Million Fifty Thousand Dollars ($1,050,000.00)

Gentlemen:

We hereby establish and issue our Irrevocable Standby Letter of Credit No. __ (the "Credit") in your favor. This Credit is available upon draft or demand presented to us on sight over our counters at any of our offices in the Commonwealth of Massachusetts located at [INSERT ADDRESS], ___________, Massachusetts. We hereby irrevocably authorize you to draw upon us in one or more sight drafts up to the aggregate amount of One Million Fifty Thousand Dollars ($1,050,000.00).

Your draft must be accompanied by a written certificate stating that:

          "Applix, Inc., a Massachusetts corporation, or its successors or assigns (collectively, "Tenant"), has failed to pay rent or perform one or more of its obligations under that certain [describe name of lease] (the "Lease") executed by and between Tenant and Westborough Land Realty Trust, and such failure has continued beyond the expiration of any grace or cure period provided in the Lease, or Tenant has failed to replace this Letter of Credit as required under the terms of the Lease. The amount of the sight draft represents monies due and owing by Tenant under the Lease."

Partial drawings will be permitted under this Credit and all drafts hereon must bear the date and number of this Credit. This Credit is effective immediately and we hereby engage with you that so long as such drafts are presented on or before 5:00 P.M. (Eastern time) on the Expiration Date stated on the face of this Credit (subject to the automatic extensions provided below) and in conformity with the terms of this Credit, such drafts will be duly honored upon presentation.

You shall not be required to give notice or make any prior demand or presentment to Tenant with respect to the payment of any sum as to which a draw is made hereunder.

APPLIX, INC.
LEASE AGREEMENT

Notwithstanding the stated Expiration Date of this Credit, this Credit shall be automatically extended for successive, additional one (1) year periods from the present or any future Expiration Date unless we give you written notice of our election not to extend the Expiration Date ("Notice of Non-Renewal") not later than ninety (90) days prior to the then applicable Expiration Date. A notice of Non-Renewal shall be effective when actually delivered to your address set forth above (or such other address as you shall specify to us for such purpose by written notice received by us prior to the time the Notice of Non-Renewal is sent). All such notices shall be given by certified mail, return receipt requested.

Our obligation under this Credit shall not be affected by any circumstances, claim or defense, real or personal, of any party as to the enforceability of the Lease between you and Tenant, it being understood that our obligation shall be that of a primary obligor and not that of a surety, guarantor or accommodation maker. If you deliver the written Certificate referenced above to us, (i) we shall have no obligation to determine whether any of the statements set forth therein are true, (ii) our obligations hereunder shall not be affected in any manner whatsoever if the statements made in such Certificate are untrue in whole or in part, and (iii) our obligations hereunder shall not be affected in any manner whatsoever if Tenant delivers instructions or correspondence to us which either (a) denies the truth of the statement set forth in the Certificate referred to above, or (b) instructs us not to pay Beneficiary on this Credit for any reason whatsoever.

This Credit is governed by the general laws of the Commonwealth of Massachusetts.

This Credit may be transferred or assigned by you. Upon receiving written notice that you have transferred all of your rights in this Credit, and upon presentation to us of this original Credit, we will reissue this Credit naming such transferee as the beneficiary.

[Insert name of bank]
                                    By:     ______________________
                                    Print Name: __________________
                                    Print Title: _________________


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APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT I

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT, dated as of January 23, 2001, between Framingham Cooperative Bank (hereinafter called "Bank") of 828 Concord Street, Framingham, Massachusetts and Applix, Inc. (hereinafter called "Tenant"), a Massachusetts Corporation with a principal place of business at 112 Turnpike Road, Westborough, MA 01581.

                                   WITNESSETH:

     WHEREAS, Tenant has entered into a certain lease dated (the "Lease") with Leslie S. Carey, Trustee of Westborough Land Realty Trust (hereinafter, together with his successors and assigns other than or those claiming under Bank called "Landlord's covering the real property located at 289-291 Turnpike Road, Westborough, Massachusetts (the "Property");

     WHEREAS, Bank is the holder of a First Mortgage dated December 20, 2000 and recorded with Worcester District Registry of Deeds in Book ______, Page ____ (the "Mortgage") on the Property; and

     WHEREAS, Bank believes it to be in its best interest that Tenant's leasehold interest not be disturbed in the event of foreclosure of the Mortgage and Tenant believes it to be Tenant's best interest to attorn to Bank.

     NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, and other good legal and valuable consideration, the receipt of which is hereby acknowledged it is hereby agreed as follows:

     1. Tenant agrees that the Lease and all covenants, terms and conditions therein are and shall be subject and subordinate to the Mortgage and all renewals, modifications, consolidations, replacements and extensions thereof.

     2. Tenant agrees that it will attorn to and recognize Bank or any other purchaser at a foreclosure sale under the Mortgage or any transferee who acquires said real property by deed in lieu of foreclosure, and their respective successors and assigns, as landlord under


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APPLIX, INC.
LEASE AGREEMENT

          and for the unexpired balance (and any extensions, if exercised) of the term of the lease upon the same terms and conditions set forth in the Lease.

     3. Bank agrees that in the event that Bank forecloses the Mortgage or takes possession of the Property pursuant to the Mortgage, Bank will not terminate said lease nor disturb Tenant's possession or enjoyment of the Premises, nor affect the leasehold estate granted by the Lease in any other manner, and recognize Tenant as its Lessee pursuant to the Lease, so long as Tenant duly and promptly keeps and performs all of its obligations under terms, covenants or conditions of the Lease.

     4. Tenant agrees that in the event Bank succeeds to the interest of the Landlord under the Lease, Bank shall not be:

          (a)   liable for any act or omission of Landlord; or

          (b) subject to any offsets or defenses which Tenant might have against Landlord; or

          (c) bound by any rent or additional rent which Tenant might have prepaid for more than the current month under the lease; or

          (d) bound by any amendment or modification of the Lease made without its consent.

     5. All applicable hazard insurance set forth in the Lease shall name the Bank as loss payee and be in amounts acceptable to the Bank.

     IN WITNESS WHEREOF, the parties hereto have executed these presents, which shall be binding upon and inure to the benefit of their respective successors and assigns, as of the day and year first above written.

Applix, Inc.                                    Framingham Cooperative Bank

By: /s/ Edward Terino                           By: /s/ Lawrence E. Erickson
    ------------------------------                  ----------------------------
                                                    Lawrence E. Erickson, Vice
                                                      President

Westborough Land Realty Trust

By: /s/ Leslie S. Carey, TTEE
    ------------------------------
    Leslie S. Carey, Trustee


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APPLIX, INC.
LEASE AGREEMENT

                        THE COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                   January 26, 2000

     The personally appeared above-named Lawrence E. Erickson, the Vice President of Framingham Cooperative Bank and acknowledged the foregoing instrument to be the free act and deed of said Framingham Cooperative Bank, before me,

                                                --------------------------------
                                                Notary Public:
                                                My Commission Expires:

                        THE COMMONWEALTH OF MASSACHUSETTS

Worcester, ss                                                   January 23, 2000

     The personally appeared above-named Ed Terino the CFO of Applix, Inc. and acknowledged the foregoing instrument to be the free act and deed of said Applix, Inc., before me,

                                                /s/ Daniel R. Davis
                                                --------------------------------
                                                Notary Public: Daniel R. Davis
                                                My Commission Expires: 11/9/2001

                        THE COMMONWEALTH OF MASSACHUSETTS

Worcester, ss                                                   January 23, 2000

     The personally appeared above-named Leslie S. Carey, Trustee of the Westborough Land Realty Trust and acknowledged the foregoing instrument to be the free act and deed of said Trust, before me,

                                                /s/ Joann E. Paradis
                                                --------------------------------
                                                Notary Public: Joann E. Paradis
                                                My Commission Expires: 4-4-06


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APPLIX, INC.
LEASE AGREEMENT

                                    EXHIBIT J


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